UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2014

ON-AIR IMPACT, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-168413	27-2692640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

420 Jericho Turnpike, Suite 110 Jericho, NY	11753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 465-3964

130 Maple Avenue, Suite 6D, Red Bank, NJ 07701

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

The Magri Law Firm, PLLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: 646.502.5900

F: 646.826.9200

pmagri@magrilaw.com

www.SEClawyerFL.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the SEC, (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time and resources associated with the development of our products and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of medical devices and the healthcare industry, the results of clinical studies or trials, lack of product diversification, volatility in the price of our raw materials, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies. A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the Securities and Exchange Commission (the “SEC”).

Item 1.01 Entry into a Material Definitive Agreement.

The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

THE MERGER AND RELATED TRANSACTIONS

Merger Agreement

On May 9, 2014, On-Air Impact, Inc., a Nevada corporation (“On-Air Impact,” the “Company,” “we,” “us,” “our” and similar expressions), Eco Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of On-Air Impact (“Merger Sub”), and Eco-Logical Concepts, Inc., a Delaware corporation (“Eco-Logical”) entered into that certain Agreement and Plan of Merger and Reorganization, dated May 9, 2014 (the “Merger Agreement”), which closed on the same date (the “Closing Date”).

Pursuant to the terms of the Merger Agreement:

●	Merger Sub merged with and into Eco-Logical;

●	Merger Sub ceased to exist as a separate entity;

●	Eco-Logical survived the merger and became the Company’s subsidiary (the “Surviving Corporation”); and

●	The business and operations of Eco-Logical became the business and operations of the Company.

At the closing of the Merger:

●

Every one hundred (100) shares of common stock, par value $0.0001 per share, of Eco-Logical issued and outstanding immediately prior to the closing of the Merger was converted into one (1) share of common stock, par value $0.0001 per share (the “Common Stock”), of the Company, rounding up to the nearest whole number for resulting fractional shares; and

●	Each share of Series A Non-Convertible Preferred Stock, par value $0.0001 per share, of Eco-Logical issued and outstanding immediately prior to the closing of the Merger was converted into one share of Series B Non-Convertible Preferred Stock, par value $0.0001 per share (the “Series B Non-Convertible Preferred Stock), of the Company.

As a result of the foregoing, an aggregate of 550,003 shares of our Common Stock and 200,000 shares of the Company’s Series B Non-Convertible Preferred Stock (together, the “Merger Shares”) were issued to the holders of the Eco-Logical’s common stock and Series A Non-Convertible Preferred Stock.

Of the 550,003 shares of Common Stock issued as part of the Merger Shares, 500,003 shares were issued to Joel Falitz, the Chief Executive Officer and President of Eco-Logical, in exchange for his 50,000,250 shares of Eco-Logical’s Common Stock (rounded up to the nearest whole number). The remaining 50,000 shares of Common Stock and all of the 200,000 shares of our Series B Preferred Stock were issued to Maverick, LLC (“Maverick”) in exchange for its 5,000,000 shares of Eco-Logical’s Common Stock and 200,000 shares of Eco-Logical’s Series A Preferred Stock. Ester Barrios is a Managing Member of Maverick.

Maverick had received the 5,000,000 shares of Eco-Logical’s common stock and 200,000 shares of Eco-Logical’s Series A Preferred Stock pursuant to the conversion of a promissory note issued by Eco-Logical to Maverick on May 8, 2014 for the principal amount of $25,000 and bearing interest at rate of 8% per annum. Pursuant to the terms of the promissory note, simultaneously with the sale of all or substantially all of the assets of Eco-Logical, upon the merger or combination of Eco-Logical with another entity (other than for changing domicile), or change of control of Eco-Logical, the outstanding principal and accrued interest thereon under the promissory note automatically converted, without any action being taken by Eco-Logical or Maverick, into a number of shares of common stock and/or preferred stock of Eco-Logical which would enable Maverick to have voting and dispositive control of Eco-Logical. On May 9, 2014, the Company notified Maverick that the secured obligations would be converted into 5,000,000 shares of Eco-Logical’s common stock and 200,000 shares of Eco-Logical’s Series A Preferred Stock. Pursuant to Eco-Logical’s Series A Certificate of Designation filed with the Secretary of State of the State of Delaware, the outstanding shares of Series A Non-Convertible Preferred Stock voted together with the shares of Common Stock and other voting securities of Eco-Logical as a single class and, regardless of the number of shares of Series A Non-Convertible Preferred Stock outstanding and as long as at least one of such shares of Series A Non-Convertible Preferred Stock is outstanding, represented eighty percent (80%) of all votes entitled to be voted at any annual or special meeting of stockholders of Eco-Logical or action by written consent of stockholders. Each outstanding share of the Series A Non-Convertible Preferred Stock shall represent its proportionate share of the 80% which is allocated to the outstanding shares of Series A Non-Convertible Preferred Stock. The voting rights of shares of our Series B Non-Convertible Preferred Stock are identical to the voting rights Eco-Logical’s Series A Preferred Stock. Therefore, as a result of the Merger, Maverick has voting control over On-Air Impact.

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In addition, pursuant to the Merger Agreement:

●

The certificate of incorporation, including any amendments and certificates of designation thereto, of Eco-Logical became the certificate of incorporation and the certificates of designations of the Surviving Corporation until thereafter amended in accordance with the terms thereof or as provided by applicable law; and the bylaws of Eco-Logical in effect immediately prior to the Effective Time became the bylaws of the Surviving Corporation until thereafter amended in accordance with the terms thereof, the certificate of incorporation of the Surviving Corporation or as provided by applicable law.

●

The directors and officers of Merger Sub became the directors and officers, respectively, of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.

The Merger Agreement contained customary representations, warranties and covenants. A Certificate of Merger was filed with the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law which became effective upon filing on May 9, 2014 (the effective time of the Merger being hereinafter referred to as the “Effective Time”).

The Merger will be treated as a recapitalization of the Company for financial accounting purposes. Eco-Logical will be considered the acquirer for accounting purposes, and our historical financial statements before the Merger will be replaced with the historical financial statements of Eco-Logical before the Merger in all future filings with the SEC.

The Merger is intended to be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

The issuance of the Merger Shares to the holders of Eco-Logical’s capital stock in connection with the Merger was not registered under the Securities Act and made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, promulgated by the SEC under that section. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement.

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The form of the Merger Agreement is filed as an exhibit to this Report. All descriptions of the Merger Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.

Departure and Appointment of Directors and Officers

On the Closing Date, the Board of Directors of the Company increased the size of the Board to three (3) persons and appointed Joel Falitz, the President and Chief Executive Officer of Eco-Logical, to fill such vacancy and to serve as the Chairman of our Board of Directors for a one-year period until the next annual stockholders’ meeting or until his successor is elected and qualified.

Also on the Closing Date, Dorothy Whitehouse, our Chief Executive Officer and President before the Merger, and Edward Whitehouse, our Secretary and Treasurer before the Merger, resigned from these executive officer positions, and Joel Falitz was appointed as our Chief Executive Officer, President, Secretary and Treasurer. Dorothy Whitehouse and Edward Whitehouse also resigned as members of the Board of Directors of Merger Sub. Joel Falitz is the sole member of the Board of Directors of the Surviving Corporation and serves as its Chief Executive Officer, President, Secretary and Treasurer.

Share Exchange and Share Redemption

On May 12, 2014, On-Air Impact entered into a Share Exchange Agreement with Edward Whitehouse, a director of the Company, pursuant to which the Company exchanged 10,000,000 shares of Common Stock held by Mr. Whitehouse for 2,000,000 shares of Series A Convertible Preferred Stock (the “Share Exchange”). Pursuant to our Amended and Restated Certificate of Designation for the Series A Convertible Preferred Stock, each share of Series A Convertible Preferred Stock is convertible by the holder thereof into twenty (20) shares of our Common Stock; provided, however, each holder of Series A Convertible Preferred Stock may not convert any part of the Series A Convertible Preferred Stock if such conversion would cause such holder or any of its assignees to beneficially own more than 4.99% of the Common Stock of the Company.

After the Share Exchange, the Company then redeemed 131,370 shares of Series A Convertible Preferred Stock from Mr. Whitehouse for an aggregate redemption price of $26,274 pursuant to a Share Redemption Agreement, dated May 12, 2014, between the Company and Mr. Whitehouse (the “Share Redemption”).

The Share Exchange Agreement and Share Redemption Agreement are filed as exhibits to this Report and are incorporated by reference herein.

Pro Forma Ownership

The table below reflects the capitalization of the Company before and after giving effect to the Merger, the Share Exchange and the Share Redemption:

Securities	Pre-Merger	Post-Merger	Post-Share Exchange	Post-Share Redemption	Currently Issued and Outstanding
Common Stock, par value $0.0001 per share (100,000,000 authorized)	10,123,500	10,673,503	673,503	673,503	673,503
Series A Preferred Stock, par value $0.0001 (3,000,000 authorized)	0	0	2,000,000	1,868,630	1,868,630
Series B Preferred Stock, par value $0.0001 (200,000 authorized)	0	200,000	200,000	200,000	200,000

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No other securities convertible into or exercisable or exchangeable for our securities are outstanding.

Our Common Stock is quoted on the OTC Markets’ OTCQB under the symbol “OAIR.”

Accounting Treatment; Change of Control

The Merger is being accounted for as a “reverse merger,” and Eco-Logical is deemed to be the acquirer in the reverse merger. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements prior to the Merger will be those of Eco-Logical and will be recorded at the historical cost basis of Eco-Logical, and the consolidated financial statements after completion of the Merger will include the assets and liabilities of Eco-Logical, historical operations of Eco-Logical and operations of the Company and its subsidiaries from the closing date of the Merger. As a result of the issuance of the shares of our Common Stock and Series B Non-Convertible Preferred Stock pursuant to the Merger, a change in control of the Company occurred as of the date of consummation of the Merger. Except as described in this Current Report, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our Board of Directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.

We continue to be a “smaller reporting company,” as defined under the Exchange Act, following the Merger.

DESCRIPTION OF BUSINESS

Immediately following the Merger, the business of Eco-Logical became our business.

As used in this discussion, Eco-Logical Concepts Inc. (the “Company,” “we,” “us,” “Eco,” “Eco-Logical,” “our,” and similar terms) was incorporated in the State of Delaware on November 30, 2011.

Prior to the Merger, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). As a result of the Merger, we have ceased to be a shell company. The information contained in this Current Report constitute the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

Business Overview

Located in Jericho, New York, Eco-Logical provides bio-remediation services for sewers, sludge ponds, septic tanks, lagoons, farms, car washes, portable sanitation facilities, grease tanks, lakes and ponds. We provide a suite of tablet-based products that can be added to waste systems. The active ingredients in our tablets oxygenate wastewater, remove hydrogen sulfide odors, prevent corrosion in wastewater systems and initiate aerobic biological breakdown of organic sludge including fats, oils and grease. The tablets are non-toxic to the environment, non-caustic and comprised of natural ingredients that do not require any special permitting for use and disposal. The product is simple to use directly by the end consumer.

The Company has formulated a business model that management believes can help it grow and achieve economies of scale over time. We have undertaken the necessary due diligence and prepared a business that will enable us to compete in the market for bio-remediation services.

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Product Development

We have developed a variety of products to serve various market segments:

●	Tank-Eze Wastewater Tablets. These are solid, sustained release tablets which provide active oxygen, nutrients, buffers and safe aerobic microorganisms to help clean, control odor and keep wastewater systems running efficiently with reduced downtime. These tablets can be used in pump and lift stations, septic tank systems and other waste-water treatment systems.

●	Trap-Eze Grease Trap Tablets. These are solid, sustained release tablets which provide active oxygen, nutrients, buffers and safe aerobic microorganisms to help clean, deodorize and keep grease traps running efficiently with reduced downtime. These tablets can be used by a wide variety of food service industry customers.

●	Wash-Eze Car Wash Tablets. These are solid, sustained release tablets that reduce noxious odors, spotting and other problems associated with the use of reclaimed (e.g., recycled) water. Environmentally safe, non-toxic, micro-fine components and aerobic and anaerobic microorganisms, help clean and mitigate odors, while providing nutrients, buffers and active oxygen to increase efficiency and reduce maintenance.

Revenue Model

We are in the process of establishing a network of master distributors, full line distributors and sales representatives to service a diverse group of end users. Our target markets include municipalities, retail consumers, commercial and industrial users, food processors, hospitals, supermarkets, restaurants and the janitorial supply industry as follows:

1.	Municipalities:

a.	Sewage treatment plants

b.	Pump and Lift Stations

c.	Ponds and small lakes (golf courses typically have odor and algae issues in their water hazards)

2.	Commercial Foods Industry: Facilities with grease traps including restaurants, supermarkets and other facilities with commercial kitchens.

3.	Hospitals and Medical Facilities: Our products are used in the breakdown of organic material such as blood and tissue which typically clogs hospital drains and causes odor problems.

4.	Industrial Food Processing Plants

5.	Retail: A significant percentage of homes and other facilities throughout the country operate with septic tanks. Our tablets are designed to treat the waste material that builds up in the tanks and prevent the buildup of methane and sulfuric acid from compacted solids which leads to the degradation and potential collapse of the septic system.

We intend to target sales for municipalities, the commercial foods industry, hospital and medical facilities and industrial food processing plants using a network of master distributorships, full-line distributors and other sales representatives who will work with us on a commission basis. We intend to reach the retail market through info-commercials to build awareness of our products and brand, internet marketing and eventual placement in chain retail locations and small retailers directly or through distributors with traditional retailer/wholesaler relationships.

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Competitive Analysis

Our competition does not come from other tablets as we are unique in the market. However, within this category there are other alternatives. They include pumping which is costly, intrusive and has a negative impact on the environment. There are powders and liquids that contain bacteria. Neither contain any oxygenating elements nor do they resolve issues with accumulated and compacted solid material. Our tablets embed themselves into the compacted mass and effervesce disturbing the material and infusing oxygen into the area so aerobic bacteria can go to work. Grease traps, lift stations, septic systems are all designed to allow for the flow of liquid through the systems. Therefore, powders and liquids will simply flow through the system and not establish bacteria colonies.

The Company’s primary competitors in the environmental bio-remediation services industry are Spartan Chemical, Zep, Arrow Chemical. We consider the competition to be competent, experienced, and they have greater financial and marketing resources than we do at the present time. Our ability to compete may be adversely affected by the ability of these competitors to devote greater resources to the marketing of their services than are available to our Company. Some of the Company’s competitors also offer a wider scope of services and have greater name recognition. Our competitors include large firms that also have extensive existing customer bases and established distribution channels

Sources and Availability of Raw Materials and the Names of Principal Suppliers

We purchase our raw materials as bulk dry bacterial enzymes from Biocat. Biocat ships the bulk biomaterial to Integral Processing who press and package the tablets. Large orders of our finished product are then shipped directly from Integral to our major customers. Smaller orders are shipped to our office.

Within our industry there are a number of manufacturers and pressers, giving us flexibility and options.

Dependence on One or a Few Major Customers

We currently have a few major customers. We are dependent on them for the majority of our sales.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements or Labor Contracts

We do not currently own any patents or trademarks nor are we a party to any licenses, franchises, concessions, royalty agreements or labor contracts.

Need for any Government Approval of Products or Services

There are no government regulations for our product or any powder or liquid enzyme products.

Effect of Existing or Probable Governmental Regulations on the Company

We will be subject to federal laws and regulations that relate directly or indirectly to our operations including securities laws. We will also be subject to common business and tax rules and regulations pertaining to the operation of our business.

Research and Development Activities

We have not spent any money on research and development activities during the last two fiscal years.

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Costs and Effect of Compliance with Environmental Laws

Our operations are regulated under a number of federal, state, local and foreign environmental, health and safety laws, and regulations that govern, among other things, the discharge of hazardous materials into the air, soil and water, as well as the use, handling, storage and disposal of these materials. These laws and regulations include, but are not limited to, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, and the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), as well as analogous state, local and foreign laws. Environmental laws may also become more stringent over time, which could increase our compliance costs.

We are subject to various federal, state, local and foreign laws and regulations governing the production, transport and import of industrial chemicals. Notably, the Toxic Substances Control Act gives the U.S. Environmental Protection Agency (“EPA”), the authority to track, test and/or ban chemicals that may pose an environmental or human-health hazard. We are required to comply with certification, testing, labeling and transportation requirements associated with regulated chemicals.

In the ordinary course of our business, we are subject to environmental inspections and monitoring by governmental enforcement authorities. In addition, our production facilities, warehouse facilities and operations require operating permits that are subject to renewal, modification and revocation.

Employees

We have a total of one full-time employee, our President, and three part-time employees. The Company currently plans to hire one more employee within the next three months, whose principal responsibilities will be as a sales representative.

Dividend Policy

We have never paid or declared dividends on our securities. The payment of cash dividends, if any, in the future is within the discretion of our Board and will depend upon our earnings, our capital requirements, financial condition and other relevant factors. We intend, for the foreseeable future, to retain future earnings for use in our business.

Description of Properties

Our principal executive offices are located at 420 Jericho Turnpike, Suite 110, Jericho, NY, 11753. Our telephone number is (516) 465-3964. Our executive offices are currently provided to us for no charge by our President. In the future, as we expand, we expect to execute a lease agreement with our President or lease other office space.

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RISK FACTORS

AN INVESTMENT IN OUR SECURITIES IS HIGHLY SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. WE FACE A VARIETY OF RISKS THAT MAY AFFECT OUR OPERATIONS OR FINANCIAL RESULTS AND MANY OF THOSE RISKS ARE DRIVEN BY FACTORS THAT WE CANNOT CONTROL OR PREDICT. BEFORE INVESTING IN THE SECURITIES YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISKS, TOGETHER WITH THE FINANCIAL AND OTHER INFORMATION CONTAINED IN THIS REPORT. IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCURS, OUR BUSINESS, PROSPECTS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS COULD BE MATERIALLY ADVERSELY AFFECTED. IN THAT CASE, THE TRADING PRICE OF OUR COMMON STOCK WOULD LIKELY DECLINE AND YOU MAY LOSE ALL OR A PART OF YOUR INVESTMENT. ONLY THOSE INVESTORS WHO CAN BEAR THE RISK OF LOSS OF THEIR ENTIRE INVESTMENT SHOULD CONSIDER AN INVESTMENT IN OUR SECURITIES.

THIS REPORT CONTAINS CERTAIN STATEMENTS RELATING TO FUTURE EVENTS OR THE FUTURE FINANCIAL PERFORMANCE OF OUR COMPANY. PROSPECTIVE INVESTORS ARE CAUTIONED THAT SUCH STATEMENTS ARE ONLY PREDICTIONS AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. IN EVALUATING SUCH STATEMENTS, PROSPECTIVE INVESTORS SHOULD SPECIFICALLY CONSIDER THE VARIOUS FACTORS IDENTIFIED IN THIS REPORT, INCLUDING THE MATTERS SET FORTH BELOW, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS.

If any of the following or other risks materialize, the Company’s business, financial condition, and results of operations could be materially adversely affected which, in turn, could adversely impact the value of our securities. In such a case, investors in our securities could lose all or part of their investment.

Prospective investors should consider carefully whether an investment in the Company is suitable for them in light of the information contained in this Report and the financial resources available to them. The risks described below do not purport to be all the risks to which the Company could be exposed. This section is a summary of certain risks and is not set out in any particular order of priority. They are the risks that we presently believe are material to the operations of the Company. Additional risks of which we are not presently aware or which we presently deem immaterial may also impair the Company’s business, financial condition or results of operations.

Risks Associated with Our Business

We have a limited operating history upon which investors can evaluate our future prospects.

Eco-Logical Concepts was incorporated in the State of Delaware on November 30, 2011. Therefore, we have limited operating history upon which an evaluation of our business plan or performance and prospects can be made. The business and prospects of the Company must be considered in the light of the potential problems, delays, uncertainties and complications encountered in connection with a newly established business. The risks include, but are not limited to, the possibility that we will not be able to develop functional and scalable products and services, or that although functional and scalable, our products and services will not be economical to market; that our competitors hold proprietary rights that preclude us from marketing such products; that our competitors market a superior or equivalent product; that we are not able to upgrade and enhance our technologies and products to accommodate new features and expanded service offerings; or the failure to receive necessary regulatory clearances for our products. To successfully introduce and market our products at a profit, we must establish brand name recognition and competitive advantages for our products. There are no assurances that the Company can successfully address these challenges. If it is unsuccessful, the Company and its business, financial condition and operating results could be materially and adversely affected.

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Given the limited operating history, management has little basis on which to forecast future demand for our products from our existing customer base, much less new customers. The current and future expense levels of the Company are based largely on estimates of planned operations and future revenues rather than experience. It is difficult to accurately forecast future revenues because the business of the Company is new and its market has not been developed. If the forecasts for the Company prove incorrect, the business, operating results and financial condition of the Company will be materially and adversely affected. Moreover, the Company may be unable to adjust its spending in a timely manner to compensate for any unanticipated reduction in revenue. As a result, any significant reduction in revenues would immediately and adversely affect the business, financial condition and operating results of the Company.

We are not currently profitable and may not become profitable.

At December 31, 2013, we had $4,205 in cash on hand and an accumulated deficit of $48,276 and had $19,530 in revenues to date ($37,069 since inception on November 30, 2011). In their report for the fiscal year ended December 31, 2013, our auditors have expressed that there is substantial doubt as to our ability to continue as a going concern. We have incurred operating losses since our formation and expect to incur losses and negative operating cash flows for the foreseeable future. We expect to incur substantial losses for the foreseeable future and may never become profitable. We also expect to continue to incur significant operating and capital expenditures for the next several years and anticipate that our expenses will increase substantially in the foreseeable future. We also expect to experience negative cash flow for the foreseeable future as we fund our operating losses and capital expenditures. As a result, we will need to generate significant revenues in order to achieve and maintain profitability. We may not be able to generate these revenues or achieve profitability in the future. Our failure to achieve or maintain profitability could negatively impact the value of our Common Stock.

Our success is highly dependent on Joel Falitz, our President and CEO.

In the early stages of development, the Company’s business will be significantly dependent on the Company’s Management team. The Company’s success will be particularly dependent upon Joel Falitz, our sole executive officer and director, the loss of who would have a material adverse effect on the Company.

We may not be able to compete successfully with current and future competitors.

Eco has many potential competitors in the bio-remediation services industry. We will compete, in our current and proposed businesses, with other companies, most of which have far greater marketing and financial resources and experience than we do. We cannot guarantee that we will be able to penetrate our intended market and be able to compete profitably, if at all. In addition to established competitors, there is ease of market entry for other companies that choose to compete with us. Effective competition could result in price reductions, reduced margins or have other negative implications, any of which could adversely affect our business and chances for success. Competition is likely to increase significantly as new companies enter the market and current competitors expand their services. Many of these potential competitors are likely to enjoy substantial competitive advantages, including, but not limited to, larger staffs, greater name recognition, larger and established customer bases and substantially greater financial, marketing, technical and other resources. To be competitive, we must respond promptly and effectively to industry dynamics, evolving standards and competitors’ innovations by continuing to enhance our services and sales and marketing channels. Any pricing pressures, reduced margins or loss of market share resulting from increased competition, or our failure to compete effectively, could fatally damage our business and chances for success.

We may not be able to manage our growth effectively.

We must continually implement and improve our products and/or services, operations, operating procedures and quality controls on a timely basis, as well as expand, train, motivate and manage our work force in order to accommodate anticipated growth and compete effectively in our market segment. Successful implementation of our strategy also requires that we establish and manage a competent, dedicated work force and employ additional key employees in corporate management, product design, client service and sales. We can give no assurance that our personnel, systems, procedures and controls will be adequate to support our existing and future operations. If we fail to implement and improve these operations, there could be a material, adverse effect on our business, operating results and financial condition.

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If we do not continually update our services, they may become obsolete and we may not be able to compete with other companies.

We cannot assure you that we will be able to keep pace with advances or that our services will not become obsolete. We cannot assure you that competitors will not develop related or similar services and offer them before we do, or do so more successfully, or that they will not develop services and products more effective than any that we have or are developing. If that happens, our business, prospects, results of operations and financial condition will be materially adversely affected.

We may be required to borrow funds in the future.

If the Company incurs indebtedness, a portion of its cash flow will have to be dedicated to the payment of principal and interest on such indebtedness. Typical loan agreements also might contain restrictive covenants, which may impair the Company’s operating flexibility. Such loan agreements would also provide for default under certain circumstances, such as failure to meet certain financial covenants. A default under a loan agreement could result in the loan becoming immediately due and payable and, if unpaid, a judgment in favor of such lender which would be senior to the rights of members of the Company. A judgment creditor would have the right to foreclose on any of the Company’s assets resulting in a material adverse effect on the Company’s business, operating results or financial condition.

Failure to establish or enhance our brand recognition could have a material adverse effect on our business and results of operations.

We believe we will need to expend significant time, effort and resources to enhance the recognition of our brands. We believe developing our brand will be important to our sales and marketing efforts. If we fail to establish or enhance the recognition of our brands, it could have a material adverse effect on our ability to sell our products and adversely affect our business and results of operations. If we fail to develop a positive public image and reputation, our business with our existing customers could decline and we may fail to develop additional business, which could adversely affect our results of operations.

Defects in our products or failures in quality control could impair our ability to sell our products or could result in product liability claims, litigation and other significant events involving substantial costs.

Detection of any significant defects in our products or failure in our quality control procedures may result in, among other things, delay in time-to-market, loss of sales and market acceptance of our products, diversion of development resources, and injury to our reputation. The costs we may incur in correcting any product defects may be substantial. Additionally, errors, defects or other performance problems could result in financial or other damages to our customers, which could result in litigation. Product liability litigation, even if we prevail, would be time consuming and costly to defend, and if we do not prevail, could result in the imposition of a damages award. We presently maintain product liability insurance; however, it may not be adequate to cover any claims.

There can be no assurances of protection for proprietary rights or reliance on trade secrets.

In certain cases, the Company may rely on trade secrets to protect intellectual property, proprietary technology and processes, which the Company has acquired, developed or may develop in the future. There can be no assurances that secrecy obligations will be honored or that others will not independently develop similar or superior products or technology. The protection of intellectual property and/or proprietary technology through claims of trade secret status has been the subject of increasing claims and litigation by various companies both in order to protect proprietary rights as well as for competitive reasons even where proprietary claims are unsubstantiated. The prosecution of proprietary claims or the defense of such claims is costly and uncertain given the uncertainty and rapid development of the principles of law pertaining to this area. The Company, in common with other firms, may also be subject to claims by other parties with regard to the use of intellectual property, technology information and data, which may be deemed proprietary to others.

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Our ability to become profitable and continue as a going concern will be dependent on our ability to attract, employ and retain highly skilled individuals to serve our clients.

The nature of our business requires that we employ skilled persons to perform highly skilled and specialized tasks for our Company. Our failure to retain such personnel could have a material adverse effect on our ability to offer services to clientele, and could potentially have a negative effect on our business. There is no guarantee that skilled persons will be available and willing to work for us in the future, nor is there any guarantee that we could afford to retain them if they are available at a future time.

Our projections and forward-looking information may prove to be incorrect.

Management has prepared projections regarding the Company’s anticipated financial performance. The Company’s projections are hypothetical and based upon a presumed financial performance of the Company, the addition of a sophisticated and well-funded marketing plan, and other factors influencing the business of the Company. The projections are based on Management’s best estimate of the probable results of operations of the Company, based on present circumstances, and have not been reviewed by the Company’s independent accountants. These projections are based on several assumptions, set forth therein, which Management believes are reasonable. Some assumptions upon which the projections are based, however, invariably will not materialize due to the inevitable occurrence of unanticipated events and circumstances beyond Management’s control. Therefore, actual results of operations will vary from the projections, and such variances may be material. Assumptions regarding future changes in sales and revenues are necessarily speculative in nature. In addition, projections do not and cannot take into account such factors as general economic conditions, unforeseen regulatory changes, the entry into the Company’s market of additional competitors, the terms and conditions of future capitalization, and other risks inherent to the Company’s business. While Management believes that the projections accurately reflect possible future results of the Company’s operations, those results cannot be guaranteed.

We may not be able to manage our growth effectively.

We must continually implement and improve our products and/or services, operations, operating procedures and quality controls on a timely basis, as well as expand, train, motivate and manage our work force in order to accommodate anticipated growth and compete effectively in our market segment. Successful implementation of our strategy also requires that we establish and manage a competent, dedicated work force and employ additional key employees in corporate management, product development, client service and sales. We can give no assurance that our personnel, systems, procedures and controls will be adequate to support our existing and future operations. If we fail to implement and improve these operations, there could be a material, adverse effect on our business, operating results and financial condition.

If we make any acquisitions or enter into a merger or similar transaction, our business may be negatively impacted.

We have no present plans for any specific acquisition. However, in the event that we make acquisitions in the future, we could have difficulty integrating the acquired companies’ personnel and operations with our own. In addition, the key personnel of the acquired business may not be willing to work for us. We cannot predict the effect expansion may have on our core business. Regardless of whether we are successful in making an acquisition, the negotiations could disrupt our ongoing business, distract our management and employees and increase our expenses. In addition to the risks described above, acquisitions, mergers and other similar transactions are accompanied by a number of inherent risks, including, without limitation, the following:

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●	the difficulty of integrating acquired products, services or operations;

●	the potential disruption of the ongoing businesses and distraction of our Management and the management of acquired companies;

●	the difficulty of incorporating acquired rights or products into our existing business;

●	difficulties in disposing of the excess or idle facilities of an acquired company or business and expenses in maintaining such facilities;

●	difficulties in maintaining uniform standards, controls, procedures and policies;

●	the potential impairment of relationships with employees and customers as a result of any integration of new management personnel;

●	the potential inability or failure to achieve additional sales and enhance our customer base through cross-marketing of the products to new and existing customers;

●	the effect of any government regulations which relate to the business acquired; and

●	potential unknown liabilities associated with acquired businesses or product lines, or the need to spend significant amounts to retool, reposition or modify the marketing and sales of acquired products or the defense of any litigation, whether or not successful, resulting from actions of the acquired company prior to our acquisition.

Our business could be severely impaired if and to the extent that we are unable to succeed in addressing any of these risks or other problems encountered in connection with these acquisitions, many of which cannot be presently identified, these risks and problems could disrupt our ongoing business, distract our management and employees, increase our expenses and adversely affect our results of operations.

There might be unanticipated obstacles to the execution of our business plan.

The Company’s business plans may change significantly. The Company’s potential business endeavors are capital intensive. Management believes that the Company’s chosen activities and strategies are achievable in light of current economic and legal conditions with the skills, background, and knowledge of the Company’s principals and advisors. Management reserves the right to make significant modifications to the Company’s stated strategies depending on future events.

We may engage in transactions that present conflicts of interest.

The Company’s officers and directors may enter into agreements with the Company from time to time which may not be equivalent to similar transactions entered into with an independent third party. A conflict of interest arises whenever a person has an interest on both sides of a transaction. While we believe that it will take prudent steps to ensure that all transactions between the Company and any officer or director is fair, reasonable, and no more than the amount it would otherwise pay to a third party in an “arms’-length” transaction, there can be no assurance that any transaction will meet these requirements in every instance.

We have agreed to indemnify our officers and directors against lawsuits to the fullest extent of the law.

On-Air is a Nevada corporation. Nevada law permits the indemnification of officers and directors against expenses incurred in successfully defending against a claim. Nevada law also authorizes Nevada corporations to indemnify their officers and directors against expenses and liabilities incurred because of their being or having been an officer or director. Our organizational documents provide for this indemnification to the fullest extent permitted by law.

We currently do not maintain any insurance coverage. In the event that we are found liable for damage or other losses, we would incur substantial and protracted losses in paying any such claims or judgments. Although we intend to acquire such coverage immediately upon resources becoming available, there is no guarantee that we can secure such coverage or that any insurance coverage would protect us from any damages or loss claims filed against it.

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Risks Relating to Ownership of Our Common Stock

The shares of Common Stock issued to the former Eco-Logical stockholders pursuant to the Merger Agreement are “restricted securities” and, as such, may not be sold except in limited circumstances.

The shares of Common Stock of On-Air Impact, Inc. issued to the former stockholders of Eco-Logical in exchange for their shares of common stock of Eco-Logical pursuant to the Merger Agreement have not been registered under the Securities Act or any state securities law. As a result, the shares will be “restricted securities” under the Securities Act and they may not be sold, transferred, pledged or otherwise disposed of unless they are registered under the Securities Act and applicable state securities laws, except in a transaction which, to our satisfaction and that of our counsel, is exempt from such registration requirements. We are not currently required to register the resale of the shares of Common Stock to enable those shares to be freely tradable and even if we were, we cannot assure you that the SEC will declare the registration statement effective, or that once declared effective, that the SEC will not take action to suspend such effectiveness.

In addition, Rule 144 promulgated under the Securities Act, which permits the resale of the shares of Common Stock, subject to various terms and conditions, until one year has elapsed since we have filed this Current Report containing “Form 10 information” and only if we are current in meeting our SEC filing requirements. As a result, your ability to sell your shares may be limited.

Because the Merger Agreement with On-Air Impact, Inc. was deemed a reverse acquisition, we may not be able to attract the attention of major brokerage firms, which may limit the liquidity of our Common Stock and may make it more difficult for us to raise additional capital in the future.

Additional risks may exist because the Merger Agreement was considered a “reverse acquisition” under accounting and securities regulations. Certain SEC rules are more restrictive when applied to reverse acquisition companies, such as the ability of stockholders to resell their shares of Common Stock pursuant to Rule 144. In addition, securities analysts of major brokerage firms may not provide coverage of our Common Stock because there may be little incentive for brokerage firms to recommend the purchase of our Common Stock. As a result, our Common Stock may have limited liquidity and investors may have difficulty selling their shares. In addition, we cannot assure you that brokerage firms will want to conduct any secondary offerings on our behalf if we seek to raise additional capital in the future. Our inability to raise additional capital may have a material adverse effect on our business.

There is not now, and there may not ever be, an active market for the Company’s Common Stock.

The Company’s Common Stock is currently quoted on the OTCQB under the symbol “OAIR”. If and when our stock does begin to trade, such trading may be extremely sporadic. For example, several days may pass before any shares may be traded. As a result, an investor may find it difficult to dispose of, or to obtain accurate quotations of the price of, our Common Stock. Accordingly, investors must assume they may have to bear the economic risk of an investment in our Common Stock for an indefinite period of time. There can be no assurance that a more active market for the Common Stock will develop, or if one should develop, there is no assurance that it will be sustained. This severely limits the liquidity of our Common Stock, and would likely have a material adverse effect on the market price of our Common Stock and on our ability to raise additional capital.

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We cannot assure you that the Common Stock will become liquid.

Until our Common Stock is listed on a national securities exchange such as the New York Stock Exchange or the Nasdaq Stock Market, we expect our Common Stock to remain eligible for quotation on the OTCQB. In those venues, however, an investor may find it difficult to obtain accurate quotations as to the market value of our Common Stock. In addition, if we fail to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors. Consequently, such regulations may deter broker-dealers from recommending or selling our Common Stock, which may further affect the liquidity of the Common Stock. This would also make it more difficult for us to raise capital.

Our Common Stock is subject to the “penny stock” rules of the SEC and the trading market in the securities is limited, which makes transactions in the stock cumbersome and may reduce the value of an investment in the stock.

The SEC has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

●	that a broker or dealer approve a person’s account for transactions in penny stocks; and

●	the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must:

●	Obtain financial information and investment experience objectives of the person; and

●	make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form sets forth:

●	the basis on which the broker or dealer made the suitability determination; and

●	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of common stock and cause a decline in the market value of stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

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The price of our Common Stock may become volatile, which could lead to losses by investors and costly securities litigation.

The trading price of our Common Stock is likely to be highly volatile and could fluctuate in response to factors such as:

●	actual or anticipated variations in our operating results;

●	announcements of developments by us or our competitors;

●	announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

●	adoption of new accounting standards affecting our Company’s industry;

●	additions or departures of key personnel;

●	sales of our Common Stock or other securities in the open market; and

●	other events or factors, many of which are beyond our control.

The stock market is subject to significant price and volume fluctuations. In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been initiated against the company. Litigation initiated against us, whether or not successful, could result in substantial costs and diversion of our management’s attention and resources, which could harm our business and financial condition.

We do not anticipate dividends to be paid on our Common Stock, and investors may lose the entire amount of their investment.

Cash dividends have never been declared or paid on the Common Stock, and we do not anticipate such a declaration or payment for the foreseeable future. We expect to use future earnings, if any, to fund business growth. Therefore, stockholders will not receive any funds absent a sale of their shares. We cannot assure stockholders of a positive return on their investment when they sell their shares, nor can we assure that stockholders will not lose the entire amount of their investment.

If securities analysts do not initiate coverage or continue to cover our Common Stock or publish unfavorable research or reports about our business, this may have a negative impact on the market price of our Common Stock.

The trading market for the Common Stock will depend on the research and reports that securities analysts publish about our business and the Company. We do not have any control over these analysts. There is no guarantee that securities analysts will cover the Common Stock. If securities analysts do not cover the Common Stock, the lack of research coverage may adversely affect its market price. If we are covered by securities analysts, and our stock is the subject of an unfavorable report, our stock price and trading volume would likely decline. If one or more of these analysts ceases to cover the Company or fails to publish regular reports on the Company, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.

You may experience dilution of your ownership interests because of the future issuance of additional shares of the Common Stock

In the future, we may issue our authorized but previously unissued equity securities, resulting in the dilution of the ownership interests of our present stockholders and the purchasers of Common Stock. We are currently authorized to issue an aggregate of 110,000,000 shares of capital stock consisting of 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock with preferences and rights to be determined by the our Board of Directors. As of the closing of the Merger Agreement and the date hereof, there were a total of 673,503 shares of our Common Stock, 1,868,630 shares of Series A Convertible Preferred Stock and 200,000 shares of our Series B Non-Convertible Preferred Stock outstanding. We may also issue additional shares of our Common Stock or other securities that are convertible into or exercisable for our Common Stock in connection with hiring or retaining employees, future acquisitions, future sales of its securities for capital raising purposes, or for other business purposes. The future issuance of any such additional shares of our Common Stock may create downward pressure on the trading price of the Common Stock. There can be no assurance that we will not be required to issue additional shares, warrants or other convertible securities in the future in conjunction with any capital raising efforts, including at a price (or exercise prices) below the price at which shares of the Common Stock will be initially quoted on the OTCQB.

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The outstanding Series B Non-Convertible Preferred Stock has 80% voting control, rendering your voting powers meaningless.

Generally, the outstanding shares of Series B Non-Convertible Preferred Stock shall vote together with the shares of Common Stock and other voting securities of the Company as a single class and, regardless of the number of shares of Series B Non-Convertible Preferred Stock outstanding and as long as at least one of such shares of Series B Non-Convertible Preferred Stock is outstanding, shall represent eighty percent (80%) of all votes entitled to be voted at any annual or special meeting of stockholders of the Company or action by written consent of stockholders. Each outstanding share of the Series B Non-Convertible Preferred Stock shall represent its proportionate share of the 80% which is allocated to the outstanding shares of Series B Non-Convertible Preferred Stock. Pursuant to the Merger, the Company issued 200,000 shares of Series B Non-Convertible Preferred Stock to Maverick, LLC. The voting power of your Common Stock is essentially meaningless due to the Series B Non-Convertible Preferred Stock 80% voting power.

Material weaknesses in our internal control over financial reporting may adversely affect our Common Stock.

We are subject to the reporting requirements of the Exchange Act, and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition, proxy statement, and other information. The Sarbanes-Oxley Act requires, among other things, that we establish and maintain effective disclosure controls and procedures and internal controls and procedures for financial reporting. Section 404 of the Sarbanes-Oxley Act requires that we include a report of management on our internal control over financial reporting in our annual report on Form 10-K. That report must contain an assessment by management of the effectiveness of our internal control over financial reporting and must include disclosure of any material weaknesses in internal control over financial reporting that we have identified. Effective internal control is necessary for us to provide reliable financial reports and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed. As a result, our small size and any current internal control deficiencies may adversely affect our financial condition, results of operation and access to capital. We have not performed an in-depth analysis to determine if historical un-discovered failures of internal controls exist, and may in the future discover areas of our internal control that need improvement. Any inability to report and file our financial results accurately and timely could harm our reputation and adversely impact the trading price of our Common Stock.

Our undesignated preferred stock may inhibit potential acquisition bids; this may adversely affect the market price for our Common Stock and the voting rights of holders of our Common Stock.

Our certificate of incorporation provides our Board of Directors with the authority to issue up 10,000,000 shares of undesignated preferred stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imported upon these shares without further vote or action by our stockholders. As of the date of the Merger, there were 3,000,000 shares of Series A Convertible Preferred Stock designated, none of which were issued and outstanding and 200,000 shares of Series B Non-Convertible Preferred Stock designated, all of which are issued and outstanding. The issuance of shares of preferred stock may delay or prevent a change in control transaction without further action by our stockholders. As a result, the market price of our Common Stock may be adversely affected. In addition, if we issue preferred stock in the future that has preference over our Common Stock with respect to the payment of dividends or upon our liquidation, dissolution or winding up, or if we issue preferred stock with voting rights that dilute the voting power of our Common Stock, the rights of holders of our Common Stock or the market price of our Common Stock could be adversely affected.

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The Financial Industry Regulatory Authority (FINRA) sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, the Financial Industry Regulatory Authority, which we refer to as FINRA, has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, the FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our Common Stock, which may limit your ability to buy and sell our Common Stock and have an adverse effect on the market for shares of our Common Stock.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following management’s discussion and analysis should be read in conjunction with the historical financial statements and the related notes thereto contained in this Report. The management’s discussion and analysis contains forward-looking statements, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those under “Risk Factors” in this Form 8-K, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. Our actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the filing date of this Form 8-K.

Overview

The following discussion highlights Eco-Logical’s results of operations and the principal factors that have affected our consolidated financial condition as well as our liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of our consolidated financial condition and results of operations presented herein. The following discussion and analysis is based on Eco-Logical’s audited financial statements contained in this Report, which have been prepared in accordance with generally accepted accounting principles in the United States. You should read the discussion and analysis together with such financial statements and the related notes thereto.

As a result of the Merger and the change in our business and operations, a discussion of the past financial results of On-Air Impact, Inc. is not pertinent, and under generally accepted accounting principles in the United States, the historical financial results of Eco-Logical, the accounting acquirer, prior to the Merger are considered the historical financial results of the Company.

Located in Jericho, New York, Eco-Logical provides bio-remediation services for sewers, sludge ponds, septic tanks, lagoons, farms, car washes, portable sanitation facilities, grease tanks, lakes and ponds. We provide a suite of tablet-based products that can be added to waste systems. The active ingredients in our tablets oxygenate wastewater, remove hydrogen sulfide odors, prevent corrosion in wastewater systems and initiate aerobic biological breakdown of organic sludge including fats, oils and grease. The tablets are non-toxic to the environment, non-caustic and comprised of natural ingredients that do not require any special permitting for use and disposal. The product is simple to use directly by the end consumer.

The Company has formulated a business model that management believes can help it grow and achieve economies of scale over time. We have undertaken the necessary due diligence and prepared a business that will enable us to compete in the market for bio-remediation services.

Eco-Logical Concepts Inc. (hereinafter referred to as the “Company,” “Eco,” “Eco-Logical,” “our,” we,” “us,” and similar terms) was incorporated in the State of Delaware on November 30, 2011.

Prior to the Merger, On-Air Impact, Inc. was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act. As a result of the Merger, On-Air Impact, Inc. ceased to be a shell company.

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Growth Strategy of the Company

Our mission is to maximize stockholder value through expanding the scope of products offered. We intend to conduct research and development to bring new, improved products to market to ensure we are competitive in our market space. We intend to focus on growing our distribution channels using master-distributor relationships, full-line distributors and other similar sales channels. We intend to build product and brand awareness through a direct retail channel using online marketing and info-commercials, which we believe will provide a feedback benefit for the growth of our other distribution channels as well as to establish opportunities for indirect retail sales channels, such as through chain stores and small retailers.

We have been working to set up regional distributors in several different market segments, such as septic systems, grease traps, ponds, agricultural and wastewater. Sales have been growing rapidly overseas with business in Mexico, Costa Rica, New Zealand and South Africa.

Critical Accounting Policies, Estimates, and Judgments

Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. We continually evaluate our estimates and judgments, our commitments to strategic alliance partners and the timing of the achievement of collaboration milestones. We base our estimates and judgments on historical experience and other factors that we believe to be reasonable under the circumstances. Materially different results can occur as circumstances change and additional information becomes known. Besides the estimates identified above that are considered critical, we make many other accounting estimates in preparing our financial statements and related disclosures. All estimates, whether or not deemed critical, affect reported amounts of assets, liabilities, revenues and expenses, as well as disclosures of contingent assets and liabilities. These estimates and judgments are also based on historical experience and other factors that are believed to be reasonable under the circumstances. Materially different results can occur as circumstances change and additional information becomes known, even for estimates and judgments that are not deemed critical.

Results of Operations

The following table presents our results of operations for the periods indicated and as a percentage of total revenue. The year-to-year comparison of results is not necessarily indicative of results for future periods.

	Years ended December 31,
	2013	2013(1)	2012	2012(1)

Revenue:	19,530	100.00%	17,539	100.00%
Cost of sales:	(5,328)	27.28%	(4,967)	28.32%
Gross profit	14,202	72.72%	12,572	71.68%

Operating expenses:
Advertising and Promotion	5,342	27.35%	3,602	20.54%
General and administrative	5,489	28.11%	5,016	28.60%
Professional fees	5,214	26.70%	44,848	255.70%
Research and development		0.00%		0.00%
Total operating expenses	16,045	82.16%	53,466	304.84%

Net loss before other expenses:	(1,843)	9.44%	(40,894)	233.16%

Other expenses:
Interest expense	(2,167)	11.10%	(1,461)	8.33%
Net loss	$(4,010)	20.53%	(42,355)	241.49%

(1) Amounts may not sum due to rounding.

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The following tables present our revenue and operating expenses for the periods indicated.

Revenue

	Years Ended December 31,
	2013	2012	$ Change
Revenue	$19,530	$17,539	$1,991

Our revenue increased from $17,539 for the fiscal year ended December 31, 2012 to $19,530 for the fiscal year ended December 31, 2013 primarily because of increased advertising and promotion.

Costs and Expenses

Cost of Sales

	Years Ended December 31,
	2013	2012	$ Change
Cost of Sales	$5,328	$4,967	$361

Cost of Sales increased from $4,967 for the fiscal year ended December 31, 2012 to $5,328 for the fiscal year ended December 31, 2013 primarily due to increased sales.

Advertising and Promotion

	Years Ended December 31,
	2013	2012	$ Change
Advertising and Promotion	$5,342	$3,602	$1,740

Advertising and promotion increased from $3,602 for the fiscal year ended December 31, 2012 to $5,342 for the fiscal year ended December 31, 2013. We decided to increase our advertising and promotion activities to increase sales.

General and Administrative

	Years Ended December 31,
	2013	2012	$ Change
General and Administrative	$5,489	$5,016	$473

General and administrative costs increased from $5,016 for the fiscal year ended December 31, 2012 to $5,489 for the fiscal year ended December 31, 2013 primarily due to increase in advertising and sales.

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Professional fees

	Years Ended December 31,
	2013	2012	$ Change
Professional fees	$5,214	$44,848	$(39,634)

Professional fees decreased from $44,848 for the fiscal year ended December 31, 2012 to $5,214 for the fiscal year ended December 31, 2013 primarily due to a decrease in legal fees and consulting fees incurred in connection with the Company’s engagement of a financeial consultant and preliminary preparation of a Form S-1 registration statement which was subsequently suspended

Research and Development

	Years Ended December 31,
	2013	2012	$ Change
Research and development	$0	$0	$0

Other Income (Expense)

	Years Ended December 31,
	2013	2012	$ Change
Interest expense	$2,167	$1,461	$706

Interest expense increased from $1,461 for the fiscal year ended December 31, 2012 to $2,167 for the fiscal year ended December 31, 2013.

Financial Condition, Liquidity and Capital Resources

We are an early stage development company. At December 31, 2013, we had $4,205 in cash on hand and an accumulated deficit of $48,276 and had $19,530 in revenues to date ($37,069 since inception on November 30, 2011). In their report for the fiscal year ended December 31, 2013, our auditors have expressed that there is substantial doubt as to our ability to continue as a going concern. We have incurred operating losses since our formation and expect to incur losses and negative operating cash flows for the foreseeable future. We expect to incur substantial losses for the foreseeable future and may never become profitable. We also expect to continue to incur significant operating and capital expenditures for the next several years and anticipate that our expenses will increase substantially in the foreseeable future. We also expect to experience negative cash flow for the foreseeable future as we fund our operating losses and capital expenditures. As a result, we will need to generate significant revenues in order to achieve and maintain profitability. We may not be able to generate these revenues or achieve profitability in the future. Our failure to achieve or maintain profitability could negatively impact the value of our Common Stock.

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To date, we have financed our operations primarily through the sale of Convertible Promissory Notes to Joel Falitz and other non-affiliated third parties and the issuance and sale of equity securities for cash consideration.

●	On December 28, 2011, the Company entered into a Convertible Promissory Note agreement of $5,000 with the President of the Company. On October 27, 2012, the Company issued 50,000,000 shares of common stock upon the conversion of a $5,000 convertible note due to the President of the Company.

●	On October 23, 2012, the Company issued 250 shares of common stock pursuant to the conversion of $25 of debt owed to the President of the Company.

●	On December 22, 2011, the Company entered into two Convertible Promissory Note agreements for an aggregate of $4,000. The Notes bear interest at 10% per annum, and the principal amount and any interest thereon are due 60 days following demand. Pursuant to the agreements, the Notes are convertible into shares of common stock at a conversion price equal to $0.01 per share. At December 31, 2013 and 2012, the Company recognized accrued interest of $795 and $402, respectively. The outstanding balance on the two notes was $4,000 for each of the years ended December 31, 2013 and 2012.

●	On December 22, 2011, the Company entered into a Convertible Promissory Note agreement for $10,000. The Note bears interest at 10% per annum, and the principal amount and any interest thereon are due 60 days following demand. Pursuant to the agreement, the Note is convertible into shares of common stock at a conversion price equal to $0.01 per share. In addition, as a condition precedent to the right to convert the debt to common stock of the Company, the holder must purchase 3,000,000 shares of common stock at $0.01 per share. On December 27, 2012, the Company repaid $4,005 towards the principal balance and $995 towards accrued interest. On April 19, 2013, the Company repaid $4,818 towards the principal balance and $182 towards accrued interest. At December 31, 2013 and 2012, the Company recognized accrued interest of $80 and $25, respectively. The outstanding balance for the years ended December 31, 2013 and 2012 was $1,177 and $5,995, respectively.

●	On December 28, 2011, the Company entered into two Convertible Promissory Note agreements for an aggregate of $6,000, of which $5,000 is due to the President of the Company. The Notes bear interest at 10% per annum, and the principal amount and any interest thereon are due 60 days following demand. Pursuant to the agreements, the Notes are convertible into shares of common stock at a conversion price equal to $0.0001 per share. On October 27, 2012, the Company issued 50,000,000 shares of common stock to the President of the Company upon the conversion of the principal amount of $5,000. At December 31, 2013 and 2012, the Company recognized accrued interest of $197 and $99, respectively. The outstanding balance on the two notes was $1,000 for each of the years ended December 31, 2013 and 2012.

●	On May 8, 2014, the Company sold a one-year promissory note to Maverick, LLC (“Maverick”) for the principal amount of $25,000 and bearing interest at rate of 8% per annum. Pursuant to the terms of the promissory note, simultaneously with the sale of all or substantially all of the assets of Eco-Logical, upon the merger or combination of Eco-Logical with another entity (other than for changing domicile), or change of control of Eco-Logical, the outstanding principal and accrued interest thereon under the promissory note automatically converted, without any action being taken by Eco-Logical or Maverick, into a number of shares of common stock and/or preferred stock of Eco-Logical which would enable Maverick to have voting and dispositive control of Eco-Logical. On May 9, 2014, the promissory note issued to Maverick was converted into 5,000,000 shares of Eco-Logical’s common stock and 200,000 shares of Eco-Logical’s Series A Preferred Stock.

●	On May 9, 2014, the Company entered into that certain Master Loan Agreement, dated May 9, 2014 (the “Loan Agreement”), with Baccarat Holdings, Inc., an unaffiliated third party lender (“Baccarat” or the “Lender”). Subject to the terms and conditions set forth in the Loan Agreement, Baccarat agreed, from time to time to purchase from the Company, and the Company agreed to sell and issue to Baccarat, one or more Promissory Notes for the account of the Company, provided, however, that the aggregate principal amount of all Promissory Notes then outstanding shall not exceed the $500,000 and that no Event of Default has occurred and has remained uncured. Amounts borrowed under the Loan Agreement shall be evidenced by an unsecured, non-recourse Promissory Note, bear interest at a rate of 8% per annum, mature on the first anniversary date thereof, and may be prepaid by the Company before the maturity date thereof. Amounts borrowed under the Loan Agreement and repaid or prepaid may not be re-borrowed. The Loan Agreement shall automatically terminate and be of no further force and effect upon the earlier to occur of (i) the satisfaction of all indebtedness, including the promissory notes and any additional indebtedness issued thereafter, between the Company and Baccarat and (ii) written termination notice is delivered by the Company or Baccarat to the other party. On May 9, 2014, the Company borrowed $50,000 under the Loan Agreement. There can be no assurances that any additional funds will be available to us under the Loan Agreement since it provides that the Lender may terminate this Agreement at any time.

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Working Capital

Since the Company’s inception, we have incurred recurring net losses and negative cash flows from operations. As of December 31, 2013, we had a working capital deficit of $43,251, an accumulated deficit of $48,276 and a stockholders’ deficit of $43,251. We have incurred net losses of $4,010 and $42,355 for the fiscal years ended December 31, 2013 and 2012, respectively, and $48,276 since our inception on November 30, 2011 to December 31, 2013.

At December 31, 2013 and 2012, the Company was indebted to the President of the Company and a company controlled by the President of the Company for $10,600 and $10,227, respectively for expenses paid on behalf of the Company. The amount is unsecured, non-interest bearing and due on demand.

Notwithstanding our Loan Agreement with Baccarat that may be terminated upon an uncured Event of Default or by Baccarat at any time, we do not believe our cash resources are sufficient to implement our current business plan, support operations and meet current obligations for the next 12 months. We plan to raise additional capital to finance our operations. There can be no assurance that financing will be available when required in sufficient amounts, on acceptable terms or at all. In the event that the necessary additional financing is not obtained, we may be required to reduce our discretionary overhead costs substantially, including research and development, general and administrative and sales and marketing expenses or otherwise curtail operations.

Cash and Cash Equivalents

The following table summarizes the sources and uses of cash for the periods stated. The Company held no cash equivalents for any of the periods presented.

	Years Ended
	December 31,
	2013	2012

Cash, beginning of period	$735	$19,000
Net cash provided by (used in) operating activities	478	(39,936
Net cash used in investing activities	0	0
Net cash provided by financing activities	2,992	21,671
Cash, end of period	$4,205	$735

Off-Balance Sheet Arrangements

Our liquidity is not dependent on the use of off-balance sheet financing arrangements (as that term is defined in Item 303(a) (4) (ii) of Regulation S-K) and as of December 31, 2013 we had no such arrangements. There has been no material change in our contractual obligations other than in the ordinary course of business since our fiscal year ended December 31, 2013.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the applicable table below are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of our Common Stock indicated as beneficially owned by them.

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of the filing date of this Form 8-K, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our Common Stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. Other than the Merger, to our knowledge, there is no arrangement, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Unless otherwise indicated in the following table, the address for each person named in the table is c/o Eco-Logical Concepts, Inc. 420 Jericho Turnpike, Suite 110, Jericho, NY 17753.

	On-Air Impact, Inc. Voting Securities
Stockholder	Common Stock			Series A Convertible Preferred Stock		Series B Non-Convertible Preferred Stock
	Amount		%(1)	Amount	%(2)	Amount	%(3)
Joel Falitz, CEO, Pres., Sec, Treas. & Chairman	500,003		74.24%	-	0%	-	0%
Dorothy Whitehouse, Director	10,000(	4)	1.48%	1,868,630	100%	-	0%
Edward Whitehouse, Director	10,000(	4)(5)	1.48%	1,868,630	100%	-	0%
All Directors & Officers (3 persons)	510,003		75.72%	1,868,630	100%	-	0%
Maverick, LLC (6)	50,000		7.42%	-	0%	200,000	100%

(1)	Applicable percentage ownership is based on 673,503 shares of Common Stock outstanding as of May 15, 2014.

(2)	Applicable percentage ownership is based on 1,868,630 shares of Series A Convertible Preferred Stock outstanding as of May 15, 2014. The Holders of the Series A Convertible Preferred Stock shall vote only on a share for share basis with our Common Stock on any matter, including but not limited to, the election of directors, name changes, increases in the authorized common shares and for which such preferred stock or series has such rights and as otherwise provided by the Nevada Business Corporation Act.

(3)

Applicable percentage ownership is based on 200,000 shares of Series B Non-Convertible Preferred Stock outstanding as of May 15, 2014. The outstanding shares of Series B Non-Convertible Preferred Stock shall vote together with the shares of Common Stock and other voting securities of the Company as a single class and, regardless of the number of shares of Series B Non-Convertible Preferred Stock outstanding and as long as at least one of such shares of Series B Non-Convertible Preferred Stock is outstanding, shall represent eighty percent (80%) of all votes entitled to be voted at any annual or special meeting of stockholders of the Company or action by written consent of stockholders. Each outstanding share of the Series B Non-Convertible Preferred Stock shall represent its proportionate share of the 80% which is allocated to the outstanding shares of Series B Non-Convertible Preferred Stock.

(4)	Jointly held by Dorothy Whitehouse and Edward Whitehouse. The business address for Mr. and Ms. Whitehouse is 130 Maple Avenue, Suite 6D, Red Bank, NJ 07701.

(5)

Excludes 37,372,600 shares of Common Stock issuable upon the conversion of 1,868,630 shares of Series A Convertible Preferred Stock. Each share of Series A Convertible Preferred Stock is convertible by the holder thereof into twenty (20) shares of Common Stock; provided, however, each holder of Series A Convertible Preferred Stock may not convert any part of the Series A Convertible Preferred Stock if such conversion would cause such holder or any of its assignees to beneficially own more than 4.99% of the Common Stock of the Company.

(6)	Ester Barrios is the Managing Member of Maverick, LLC and has voting and dispositive control over these securities.

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DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

Below are the names of and certain information regarding the Company’s current executive officers and directors who were appointed effective as of the closing of the Merger:

Name:	Age:	Position:	Director Since:

Joel Falitz	66	Chief Executive Officer, Chairman,	May 9, 2014
		President, Secretary and Treasurer

Dorothy Whitehouse	41	Director	May 26, 2010

Edward Whitehouse	42	Director	May 26, 2010

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Directors are elected by a plurality of the votes cast at the annual meeting of stockholders and hold office until the expiration of the term for which he or she was elected and until a successor has been elected and qualified.

A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors individually or collectively consent in writing to the action.

Executive officers are appointed by, and serve at the pleasure of, the Board of Directors of the Company, subject to any contractual arrangements.

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Business Experience

Joel Falitz – Chief Executive, President, Secretary, Treasurer and Chairman of the Board of Directors

Joel Falitz is the Chief Executive Officer and founder of Eco-Logical Concepts, Inc. (November 30, 2011). Under his leadership since 2011, Eco has developed and introduced its first line of bacterial tablets and powders, including Trap-Eze and Tank -Eze.

Prior to founding Eco-Logical Concepts Inc. in November 2011, Joel was the director of purchasing and the VP of marketing for APO Health, Inc., a health products company, from 2001 to 2006 and from 2006 to 2011, the President of Preferred Distribution, Inc., a medical and dental supply company.

Mr. Falitz’s combination of management, procurement and distribution skills have been central to Eco’s growth in the United States’ and international markets. Mr. Falitz has emphasized strong product development and highly controlled use of financial resources as the Company continues the ongoing domestic and international launch of Eco-Logical’s new product lines.

Dorothy Whitehouse - Director

From May 26, 2010 to May 9, 2014, Dorothy served as the Chief Executive Officer and President of On-Air Impact, Inc. From 2000 to 2006, Dorothy served as Vice President of Sports and On-Air Management at ESPN ABC Sports. While at ESPN ABC Sports, Dorothy was charged with overseeing all aspects of the Company’s partnership with the leagues they had associations with and generating major sponsorship related revenues across the various media divisions. Dorothy is a graduate of the University of Michigan (1993), Emerson College (1994) and Rutgers University School of Law (1998).

Edward Whitehouse - Director

From May 26, 2010 to May 9, 2014, Edward served as the Secretary and Treasurer of On-Air Impact, Inc. Since, Edward has been working for Sourlis International Realty as a Sales Associate handling various commercial and residential real estate transactions such as the listing and leasing of properties and property management. Edward is a graduate of Kean University (1993).

Director Independence

We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors.” Nevertheless, our Board has determined that none of our current directors qualify as independent directors under the applicable standards of the SEC and the NASDAQ stock market.

Family Relationships

Dorothy Whitehouse and Edward Whitehouse are spouses.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any of the following events during the past ten years:

●	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

●	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

●	being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

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Audit Committee

We currently do not have a separately standing Audit Committee due to our limited size and our Board performs the functions that would otherwise be performed by an Audit Committee.

Compensation Committee; Compensation Committee Interlocks and Insider Participation

The Company does not have a Compensation Committee due to our limited size and our Board performs the functions that would otherwise be performed by a Compensation Committee. Our Board intends to form a Compensation Committee when needed.

No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as director of the Company during 2013.

Other Committees

We do not currently have a separately-designated standing nominating committee. Further, we do not have a policy with regard to the consideration of any director candidates recommended by security holders. To date, no security holders have made any such recommendations. The entire Board of Directors performs all functions that would otherwise be performed by committees. Given the present size of our Board, it is not practical for us to have committees other than those described above, or to have more than two directors on such committees. If we are able to grow our business and increase our operations, we intend to expand the size of our board and our committees and allocate responsibilities accordingly.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the total compensation paid or accrued by us and by Eco-Logical during the last two fiscal years indicated to (i) all individuals that served as On-Air Impact’s our or Eco-Logical’s principal executive officer or acted in a similar capacity for On-Air Impact or Eco-Logical at any time during the most recent fiscal year indicated; (ii) the two most highly compensated executive officers who were serving as executive officers of On-Air Impact or Eco-Logical at the end of the most recent fiscal year indicated; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) above but for the fact that the individual was not serving as an executive officer of On-Air Impact or Eco-Logical at the end of the most recent fiscal year indicated.

On-Air Impact, Inc.

Name & Principal Position	Fiscal Year ended May 31,	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dorothy Whitehouse Former Chief Executive Officer and President (1)	2013	-	-	-	-	-	-	-	-
	2012	-	-	-	-	-	-	-	-

Edward Whitehouse Former Secretary and Treasurer (2)	2013
	2012	-	-	-	-	-	-	-	-

(1)	Dorothy Whitehouse resigned as an executive officer of On-Air Impact, Inc. on May 9, 2014.

(2)	Edward Whitehouse resigned as an executive officer of On-Air Impact, Inc. on May 9, 2014.

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Eco-Logical Concepts, Inc.:

Name & Principal Position	Fiscal Year ended December 31,	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards($)(2)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Joel Falitz Chief Executive Officer and President of Eco-Logical Concepts, Inc.	2013	-	-	-	-	-	-	-	-
	2012	-	-	-	-	-	-	-	-

We have no plans in place and have never maintained any plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans.

We have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers listed above.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards as of December 31, 2013. The Company does not currently have an equity incentive plan but intends to adopt one in the future.

Employment Agreements

There are currently no employment agreements in place.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

We have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement or other termination of our directors or executive officers, or a change in control of our company or a change in our directors’ or executive officers’ responsibilities following a change in control.

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Director Compensation

No director received or accrued any compensation for his or her services as a director since our inception.

We have no formal plan for compensating our directors for their services in their capacity as directors. Our directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. Our Board of Directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons.

Eco-Logical Concepts, Inc.

●	On December 28, 2011, Eco sold a Convertible Promissory Note to Joel Falitz for a principal amount of $5,000, bearing interest at a rate of 10% per annum and due within 60 days of demand. The Note is convertible into shares of common stock of Eco at a rate of $0.0001 per share. On October 27, 2012, the holder of the Note converted the $5,000 of the outstanding principal into 50,000,000 shares of Eco common stock.

●	On October 23, 2012, Eco issued 250 shares of common stock pursuant to the conversion of $25 of debt owed the President of the Company.

●	At December 31, 2013 and 2012, Eco-Logical was indebted to its President and a company controlled by the President for $10,600 and $10,227, respectively, for expenses paid on behalf of Eco-Logical. The amount was borrowed pursuant to a verbal agreement and is unsecured, non-interest bearing and due on demand.

●	On May 8, 2014, the Company sold a one-year promissory note to Maverick, LLC (“Maverick”) for the principal amount of $25,000 and bearing interest at rate of 8% per annum. Pursuant to the terms of the promissory note, simultaneously with the sale of all or substantially all of the assets of Eco-Logical, upon the merger or combination of Eco-Logical with another entity (other than for changing domicile), or change of control of Eco-Logical, the outstanding principal and accrued interest thereon under the promissory note automatically converted, without any action being taken by Eco-Logical or Maverick, into a number of shares of common stock and/or preferred stock of Eco-Logical which would enable Maverick to have voting and dispositive control of Eco-Logical. On May 9, 2014, the promissory note issued to Maverick was converted into 5,000,000 shares of Eco-Logical’s common stock and 200,000 shares of Eco-Logical’s Series A Preferred Stock. . Pursuant to Eco-Logical’s Series A Certificate of Designation filed with the Secretary of State of the State of Delaware, the outstanding shares of Series A Non-Convertible Preferred Stock voted together with the shares of Common Stock and other voting securities of Eco-Logical as a single class and, regardless of the number of shares of Series A Non-Convertible Preferred Stock outstanding and as long as at least one of such shares of Series A Non-Convertible Preferred Stock is outstanding, represented eighty percent (80%) of all votes entitled to be voted at any annual or special meeting of stockholders of Eco-Logical or action by written consent of stockholders. Each outstanding share of the Series A Non-Convertible Preferred Stock shall represent its proportionate share of the 80% which is allocated to the outstanding shares of Series A Non-Convertible Preferred Stock. The voting rights of shares of our Series B Non-Convertible Preferred Stock are identical to the voting rights Eco-Logical’s Series A Preferred Stock. Therefore, as a result of the Merger, Maverick has voting control over On-Air Impact.

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On-Air Impact, Inc.:

●	On May 12, 2014, On-Air Impact entered into a Share Exchange Agreement with Edward Whitehouse pursuant to which the Company exchanged 10,000,000 shares of Common Stock held by Mr. Whitehouse for 2,000,000 shares of Series A Convertible Preferred Stock. The Company relied upon Section 3(a)(9) of the Securities Act because the securities were exchanged by the same issuer with its existing security holders exclusively and no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange. The Share Exchange Agreement is filed as an exhibit to this Report and is incorporated by reference herein.

●	On May 12, 2014, On-Air Impact entered into a Share Redemption Agreement with Edward Whitehouse pursuant to which the Company redeemed 131,370 shares of Series A Convertible Preferred Stock for $26,274.00. The Share Redemption Agreement is filed as an exhibit to this Report and is incorporated by reference herein.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Since March 8, 2012, our Common Stock has been quoted on the OTCQB under the ticker symbol “OAIR.” On March 8, 2012, 2,000 shares traded. Since that date, there has been no trading in our Common Stock.

As of the filing date of this Report, we have 673,503 shares of Common Stock outstanding held by approximately 17 stockholders of record.

The Securities and Exchange Commission has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or quotation system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the SEC, that: (a) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (b) contains a description of the broker’s or dealer’s duties to the customer and of the rights and remedies available to the customer with respect to a violation to such duties or other requirements of securities’ laws; (c) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price; (d) contains a toll-free telephone number for inquiries on disciplinary actions; (e) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and (f) contains such other information and is in such form, including language, type, size and format, as the Securities and Exchange Commission shall require by rule or regulation. The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with: (a) bid and offer quotations for the penny stock; (b) the compensation of the broker-dealer and its salesperson in the transaction; (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (d) monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a suitably written statement.

If and when a public trading market develops for our Common Stock, it most likely will be a penny stock. The penny stock disclosure requirements could have the effect of reducing the trading activity in the secondary market for our Common Stock. Therefore, if our Common Stock becomes subject to the penny stock rules, stockholders may have difficulty selling those securities.

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Issuer Purchases of Equity Securities

On May 12, 2014, On-Air Impact entered into a Share Redemption Agreement with Edward Whitehouse pursuant to which the Company redeemed 131,370 shares of Series A Convertible Preferred Stock for $26,274.00. The Share Redemption Agreement is filed as an exhibit to this Report and is incorporated by reference herein.

DESCRIPTION OF SECURITIES

General

Under our Certificate of Incorporation, we are authorized to issue an aggregate of 110,000,000 shares of capital stock, of which 100,000,000 are shares of Common Stock, par value $0.0001 per share, or Common Stock and 10,000,000 are preferred stock, par value $0.0001 per share, or Preferred Stock.

Common Stock

Pursuant to our Bylaws, our Common Stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Except as otherwise required by law or provided in any resolution adopted by our board of directors with respect to any series of preferred stock, the holders of our Common Stock possess all voting power. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of our Common Stock that are present in person or represented by proxy, subject to any voting rights granted to holders of any preferred stock. Holders of our Common Stock representing one-percent (1%) of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Certificate of Incorporation. Our Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Subject to any preferential rights of any outstanding series of preferred stock created by our board of directors from time to time, the holders of shares of our Common Stock will be entitled to such cash dividends as may be declared from time to time by our board of directors from funds available therefore.

Subject to any preferential rights of any outstanding series of preferred stock created from time to time by our board of directors, upon liquidation, dissolution or winding up of our company, the holders of shares of our Common Stock will be entitled to receive, on a pro rata basis, all assets of our company available for distribution to such holders.

In the event of any merger or consolidation of our company with or into another company in connection with which shares of our Common Stock are converted into or exchangeable for shares of stock, other securities or property (including cash), all holders of our Common Stock will be entitled to receive the same kind and amount of shares of stock and other securities and property (including cash), on a pro rata basis.

Holders of our Common Stock have no pre-emptive rights, no conversion rights and there are no redemption provisions or sinking fund rights applicable to our Common Stock. There are also no provisions discriminating against any existing or prospective holders of our Common Stock as a result of such security holders owning a substantial amount of securities.

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Preferred Stock

Our Certificate of Incorporation authorizes our board of directors to issue up to 10,000,000 shares of “blank check” preferred stock in one or more designated series, each of which shall be so designated as to distinguish the shares of each series of preferred stock from the shares of all other series and classes. Our board of directors is authorized, without stockholders’ approval, within any limitations prescribed by law and our Certificate of Incorporation, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of preferred stock including but not limited to the following:

(a)	the rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(b)	whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(c)	the amount payable upon shares of preferred stock in the event of voluntary or involuntary liquidation;

(d)	sinking fund or other provisions, if any, for the redemption or purchase of shares of preferred stock;

(e)	the terms and conditions on which shares of preferred stock may be converted, if the shares of any series are issued with the privilege of conversion;

(f)	voting powers, if any, provided that if any of the preferred stock or series thereof shall have voting rights, such preferred stock or series shall vote only on a share for share basis with our Common Stock on any matter, including but not limited to the election of directors, for which such preferred stock or series has such rights; and

(g)	subject to the above, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as our board of directors may, at the time so acting, lawfully fix and determine under the laws of the State of New Jersey.

Amended and Restated Series A Convertible Preferred Stock

On May 7, 2014, our Board decided to amend and restate the Company’s Series A Convertible Preferred Stock Certificate of Designation originally filed with the Secretary of State of the State of Nevada on December 10, 2012; and we filed an Amended and Restated Certificate of Designation with the Secretary of State of the State of Nevada on May 8, 2014, therein re-designating the class. Under the Amended and Restated Certificate of Designation, 3,000,000 shares of Preferred Stock have been designated as “Series A Convertible Preferred Stock.” Generally, each holder of Series A Convertible Preferred Stock shall have the right, at such holder’s option, at any time or from time to time from and after the day immediately following the date the Series A Convertible Preferred Stock is first issued, to convert each share of Series A Convertible Preferred Stock into twenty (20) fully-paid and non-assessable shares of Common Stock of the Company. In connection with any conversion thereunder, each holder of Series A Convertible Preferred Stock may not convert any part of the Series A Convertible Preferred Stock if such conversion would cause such holder or any of its assignees to beneficially own more than 4.99% of the Common Stock of the Company. The Amended and Restated Certificate of Designation for the Series A Convertible Preferred Stock is filed as an exhibit to this Report and is incorporated by referenced herein.

35

Series B Non-Convertible Preferred Stock

On May 7, 2014, our Board designated 200,0000 shares of Preferred Stock as “Series B Non-Convertible Preferred Stock” and we filed a Certificate of Designation with the Secretary of State of the State of Nevada on May 8, 2014, therein designating the class. Generally, the outstanding shares of Series B Non-Convertible Preferred Stock shall vote together with the shares of Common Stock and other voting securities of the Company as a single class and, regardless of the number of shares of Series B Non-Convertible Preferred Stock outstanding and as long as at least one of such shares of Series B Non-Convertible Preferred Stock is outstanding, shall represent eighty percent (80%) of all votes entitled to be voted at any annual or special meeting of stockholders of the Company or action by written consent of stockholders. Each outstanding share of the Series B Non-Convertible Preferred Stock shall represent its proportionate share of the 80% which is allocated to the outstanding shares of Series B Non-Convertible Preferred Stock. The Certificate of Designation for the Series B Non-Convertible Preferred Stock is filed as an exhibit to this Report and is incorporated by referenced herein.

Holders of Our Common Stock

As of the filing date of this Report, we had 17 record holders of our Common Stock.

Transfer Agent

Below is the name, mailing address, phone and fax numbers, website and email address of our transfer agent:

VStock Transfer, LLC

77 Spruce Street, Suite 201

Cedarhurst, NY 11516

Phone: 212-828-8436

Toll-Free: 855-9VSTOCK

Fax: 646-536-3179

info@vstocktransfer.com

www.VstockTransfer.com

There are no restrictions in our Articles of Incorporation or Bylaws that prevent us from declaring dividends. We have not declared any dividends and we do not plan to declare any dividends in the foreseeable future. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Options

There are no outstanding options to purchase our securities. We may, however, grant such options and/or establish an incentive stock option plan for our directors, executive officers, employees and consultants in the future.

Convertible Securities

Other than our Series A Convertible Preferred Stock, there are no outstanding securities convertible into shares of our Common Stock or rights convertible or exchangeable into shares of our Common Stock.

36

Change in Control

There are no provisions in our Articles of Incorporation or Bylaws that would delay, defer or prevent a change in control of our Company and that would operate only with respect to an extraordinary corporate transaction involving our Company or subsidiary, such as merger, reorganization, tender offer, sale or transfer of substantially all of our assets, or liquidation.

Dividend Policy

We have never paid any cash dividends on our capital stock and do not anticipate paying any cash dividends on our Common Stock in the foreseeable future. We intend to retain future earnings to fund ongoing operations and future capital requirements. Any future determination to pay cash dividends will be at the discretion of our Board of Directors and will be dependent upon financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

Securities Authorized for Issuance under Equity Compensation Plans

The Company had no equity compensation plans as of the end of fiscal year 2013.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

We are currently not aware of any pending legal proceedings to which we are a party or of which any of our property is the subject, nor are we aware of any such proceedings that are contemplated by any governmental authority.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Nevada Revised Statutes and our Articles of Incorporation allow us to indemnify our officers and directors from certain liabilities and our By-Laws state that we shall indemnify every (i) present or former director or officer of us, (ii) any person who while serving in any of the capacities referred to in clause (i) served at our request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) the Board of Directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii) (each an “Indemnitee”).

Our By-Laws provide that we shall indemnify an Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any proceeding in which he was, is or is threatened to be named as defendant or respondent, or in which he was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his serving or having served, or having been nominated or designated to serve, if it is determined that the Indemnitee (a) conducted himself in good faith, (b) reasonably believed, in the case of conduct in his official capacity, that his conduct was in our best interests and, in all other cases, that his conduct was at least not opposed to our best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event that an Indemnitee is found liable to us or is found liable on the basis that personal benefit was improperly received by the Indemnitee, the indemnification (i) is limited to reasonable expenses actually incurred by the Indemnitee in connection with the proceeding and (ii) shall not be made in respect of any proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his duty to us.

37

Other than in the limited situation described above, our By-Laws provide that no indemnification shall be made in respect to any proceeding in which such Indemnitee has been (a) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee’s official capacity, or (b) found liable to us. The termination of any proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a) or (b) above. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall, include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee. The indemnification provided shall be applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven.

In addition to our By-Laws and our Articles of Incorporation, we may to enter into an indemnification agreement with each of our directors pursuant to which we will be required to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law and our governing documents. We believe that entering into these agreements may help us to attract and retain highly competent and qualified persons to serve the Company.

Other than discussed above, none of our By-Laws, our Articles of Incorporation or any indemnification agreement with any director of the Company includes any specific indemnification provisions for our officers or directors against liability under the Securities Act. Additionally, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 9, 2014, the Company entered into that certain Master Loan Agreement, dated May 9, 2014 (the “Loan Agreement”), with Baccarat Holdings, Inc., an unaffiliated third party lender (“Baccarat” or the “Lender”). Subject to the terms and conditions set forth in the Loan Agreement, Baccarat agreed, from time to time to purchase from the Company, and the Company agreed to sell and issue to Baccarat, one or more Promissory Notes for the account of the Company, provided, however, that the aggregate principal amount of all Promissory Notes then outstanding shall not exceed the $500,000 and that no Event of Default has occurred and has remained uncured. Amounts borrowed under the Loan Agreement shall be evidenced by an unsecured, non-recourse Promissory Note, bear interest at a rate of 8% per annum, mature on the first anniversary date thereof, and may be prepaid by the Company before the maturity date thereof. Amounts borrowed under the Loan Agreement and repaid or prepaid may not be re-borrowed. The Loan Agreement shall automatically terminate and be of no further force and effect upon the earlier to occur of (i) the satisfaction of all indebtedness, including the promissory notes and any additional indebtedness issued thereafter, between the Company and Baccarat and (ii) written termination notice is delivered by the Company or Baccarat to the other party. On May 9, 2014, the Company borrowed $50,000 under the Loan Agreement. There can be no assurances that any additional funds will be available to us under the Loan Agreement since it provides that the Lender may terminate this Agreement at any time.

Item 3.02 Unregistered Sales of Equity Securities.

Shares Issued in Connection with the Merger

On May 9, 2014, pursuant to the terms of the Merger Agreement, an aggregate of 55,000,250 shares of common stock and 200,000 of Series A Convertible Preferred Stock of Eco-Logical, constituting all of the outstanding stock of Eco-Logical, were exchanged by the holders thereof for an aggregate of 550,003 restricted shares of our Common Stock and 200,000 shares of our Series B Non-Convertible Preferred Stock, respectively. The foregoing issuances were exempt from registration under Section 4(a)(2) of the Securities Act as not involving any public offering. None of the securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.

38

Sales of Unregistered Securities of Eco-Logical Concepts, Inc.

●	On December 28, 2011, Eco-Logical entered into two Convertible Promissory Note agreements for an aggregate of $6,000, of which $5,000 is due to the President of Eco-Logical. The Notes bear interest at 10% per annum, and the principal amount and any interest thereon are due 60 days following demand. Pursuant to the agreements, the Notes are convertible into shares of common stock at a conversion price equal to $0.0001 per share. On October 27, 2012, Eco-Logical issued 50,000,000 shares of common stock to the President of Eco-Logical upon the conversion of the principal amount of $5,000.

●	On October 23, 2012, Eco-Logical issued 250 shares of common stock to Joel Falitz with a fair value of $25 to settle debt owed to Mr. Falitz.

●	On May 8, 2014, Eco-Logical sold a one-year promissory note to Maverick, LLC (“Maverick”) for the principal amount of $25,000 and bearing interest at rate of 8% per annum. Pursuant to the terms of the promissory note, simultaneously with the sale of all or substantially all of the assets of Eco-Logical, upon the merger or combination of Eco-Logical with another entity (other than for changing domicile), or change of control of Eco-Logical, the outstanding principal and accrued interest thereon under the promissory note automatically converted, without any action being taken by Eco-Logical or Maverick, into a number of shares of common stock and/or preferred stock of Eco-Logical which would enable Maverick to have voting and dispositive control of Eco-Logical.

●	On May 9, 2014, the promissory note issued to Maverick was converted into 5,000,000 shares of Eco-Logical’s common stock and 200,000 shares of Eco-Logical’s Series A Preferred Stock.

The above issuances were exempt from registration under Section 4(a)(2) of the Securities Act as not involving any public offering. None of the securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.

Share Exchange Agreement

On May 12, 2014, On-Air Impact entered into a Share Exchange Agreement with Edward Whitehouse pursuant to which the Company exchanged 10,000,000 shares of Common Stock held by Mr. Whitehouse for 2,000,000 shares of Series A Convertible Preferred Stock. The Company relied upon Section 3(a)(9) of the Securities Act because the securities were exchanged by the same issuer with an existing security holder exclusively and no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 9, 2014, W.T. Uniack & Co. CPA’s P.C. (“Uniack”) was dismissed as our independent registered public accounting firm. On May 15, 2014, Friedman, LLP (“Friedman”) was engaged as our new independent registered public accounting firm. The Board of Directors of the Company approved the dismissal of Uniack and approved the engagement of Friedman, LLP as our independent registered public accounting firm.

None of the reports of Uniack on our financial statements for either of the two most recent fiscal years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that our audited financial statements contained in our Annual Reports on Form 10-K for the fiscal years ended May 31, 2013 and 2012, filed with the SEC, included a going concern qualification in the report of Uniack.

39

During the Company’s two most recent fiscal years ended March 31, 2013 and 2012, and the subsequent interim periods preceding their dismissal, there were no disagreements with Uniack whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Uniack, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements.

The Company provided Uniack with a copy of the disclosures it is making in this Report and has requested that Uniack, furnish it with a letter addressed to the SEC stating whether they agree with the above statements. The letter has been filed as Exhibit 16.1 to this Form 8-K.

During the two most recent fiscal years and the interim periods preceding the engagement, and through the filing date of this Report, neither the Company nor anyone on its behalf has previously consulted with Friedman regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 5.01 Changes in Control of Registrant.

The information regarding change of control of the Company in connection with the Merger set forth in Item 2.01, is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The information regarding departure and appointment of the principal executive officers of On-Air Impact, Inc. in connection with the Merger set forth in Item 2.01 is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

Prior to the Merger, On-Air Impact was “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act). As a result of the Merger, the Company ceased to be a shell company. The information contained in this Current Report, as filed with the SEC, constitute the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

In accordance with Item 9.01(a) of Form 8-K, Eco-Logical’s audited consolidated financial statements as of, and for the fiscal years ended, December 31, 2013 and 2012, and the accompanying notes, are included in this Report beginning on Page F-1.

40

(d) Exhibits

Exhibit Number:	Description:

2.1*	Agreement and Plan of Merger and Reorganization, dated as of May 9, 2014, by and among the On-Air Impact, Inc., Eco-Logical Merger Sub, Inc. and Eco-Logical Concepts, Inc.

3.1(1)	Articles of Incorporation of On-Air Impact, Inc.

3.2(1)	Supplement to the Articles of Incorporation of On-Air Impact, Inc.

3.3(1)	On-Air Impact, Inc. Certificate of Designations for Series A Convertible Preferred Stock, filed December 10, 2012

3.4(2)	Amendment to Articles of Incorporation of On-Air Impact, Inc. re Distribution, filed January 25, 2013 and effective February 14, 2013

3.5(2)	Amendment to Articles of Incorporation of On-Air Impact, Inc. re Reverse Split, filed January 25, 2013 and effective February 14, 2013

3.6(2)	Amendment to Articles of Incorporation of On-Air Impact, Inc. re Forward Split, filed January 25, 2013 and effective February 14, 2013

3.7*	On-Air Impact, Inc. Amended and Restated Certificate of Designation for Series A Convertible Preferred Stock, filed May 8, 2014

3.8*	On-Air Impact, Inc. Certificate of Designation for Series B Non-Convertible Preferred Stock, filed May 8, 2014

3.9*	Certificate of Incorporation of Eco-Logical Concepts, Inc. filed on November 30, 2011

3.10*	Certificate of Amendment to Certificate of Incorporation of Eco-Logical Concepts, Inc. filed on December 13, 2012

3.11*	Eco-Logical Concepts, Inc. Series A Certificate of Designation filed on May 7, 2014

3.12*	Eco-Merger Sub, Inc. Certificate of Incorporation filed on May 6, 2014

3.13*	Certificate of Merger of Eco-Logical Concepts, Inc. and Eco-Merger Sub, Inc. filed on May 9, 2014

3.14*	Bylaws of Eco-Merger Sub, Inc.

3.15*	Bylaws of Eco-Logical Concepts, Inc.

10.1(1)	Series A Convertible Preferred Stock Subscription Agreement, dated December 18, 2012, between Virginia K. Sourlis and On-Air Impact, Inc.

10.2(4)	Exchange Agreement, dated February 12, 2013, between On-Air Impact, Inc. and Virginia K. Sourlis

10.3(4)	Non-Convertible Promissory Note, dated February 12, 2013, by On-Air Impact, Inc. F/B/O Virginia K. Sourlis

10.4*	Master Loan Agreement, dated May 9, 2014, between On-Air Impact, Inc. and Baccarat Holdings, Inc.

10.5*	Share Exchange Agreement, dated May 12, 2014, between On-Air Impact, Inc. and Edward Whitehouse

10.6*	Share Redemption Agreement, dated May 12, 2014, between On-Air Impact, Inc. and Edward Whitehouse

14.1(1)	On-Air Impact, Inc. Code of Ethics

14.2(1)	On-Air Impact, Inc. Code of Business Conduct

16.1*	Letter, dated May 14, 2014, from W.T. Uniack & Co. CPA’s P.C.

*	Filed herewith

(1)	Filed as an Exhibit to the Company’s Registration Statement on Form S-1 (File No: 333-168413) filed with the Securities and Exchange Commission on July 30, 2010 and incorporated by reference herein.

(2)	Filed as an Exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission on December 21, 2012 and incorporated by reference herein.

(3)	Filed as an Exhibit to the Company’s Form 10-Q for the fiscal quarter ended February 28, 2012 filed with the Securities and Exchange Commission on April 15, 2013 and incorporated by reference herein.

(4)	Filed as an Exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission on February 12, 2013 and incorporated by reference herein.

41

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON-AIR IMPACT, INC.

Dated: May 15, 2014	By:	/s/ Joel Falitz
Joel Falitz
Chief Executive Officer, President, Secretary & Treasurer
(Principal Executive Officer)
(Principal Financial and Accounting Officer)

42

Eco-Logical Concepts, Inc.

(A Development Stage Company)

Financial Statements

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholder of Eco-Logical Concepts, Inc.

We have audited the accompanying balance sheets of Eco-Logical Concepts, Inc. (the “Company”) as of December 31, 2013 and 2012, and the related statements of operations, changes in stockholder’s deficiency, and cash flows for each of the two years in the period ended December 31, 2013 and from November 30, 2011 (inception) to December 31, 2013. The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, audits of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eco-Logical Concepts, Inc. as of December 31, 2013 and 2012, and the results of its operations, stockholder’s deficiency and cash flows for each of the two years in the period ended December 31, 2013 and from November 30, 2011 (inception) to December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has recurring losses and a working capital deficiency. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

/s/ Friedman LLP
East Hanover, NJ
May 9, 2014

F-1

Eco-logical Concepts, Inc.

(A Development Stage Company)

Balance Sheets

	December 31, 2013	December 31, 2012
	$	$

ASSETS

Current Assets
Cash	4,205	735
Accounts receivable, less allowance for doubtful accounts of $2,437 and $nil	8,226	11,443
Prepaid expenses	2,500	–
Inventory	997	1,149
Total Assets	15,928	13,327

LIABILITIES AND STOCKHOLDER’S DEFICIT

Current Liabilities
Accounts payable and accrued liabilities	18,670	15,051
Due to related parties	10,600	10,227
Loans payable	23,732	16,295
Convertible notes payable	6,177	10,995
Total Liabilities	59,179	52,568

Commitments

Stockholder’s Deficit
Preferred Stock 50,000,000 shares authorized, $0.0001 par value; no shares issued and outstanding	–	–
Common Stock 500,000,000 shares authorized, $0.0001 par value; 50,000,250 shares issued and outstanding	5,000	5,000
Additional Paid-in Capital	25	25
Deficit Accumulated During the Development Stage	(48,276)	(44,266)
Total Stockholder’s Deficit	(43,251)	(39,241)
Total Liabilities and Stockholder’s Deficit	15,928	13,327

The accompanying notes are an integral part of these financial statements.

F-2

Eco-logical Concepts, Inc.

(A Development Stage Company)

Statements of Operations

			Period from
			November 30, 2011
	Year Ended	Year Ended	(Inception) to
	December 31, 2013	December 31, 2012	December 31, 2013
	$	$	$

Revenue	19,530	17,539	37,069
Cost of sales	(5,328)	(4,967)	(10,295)
	14,202	12,572	26,774
Expenses
Advertising and promotion	5,342	3,602	8,944
General and administrative	5,489	5,016	10,776
Professional fees	5,214	44,848	50,062
Research and development	–	–	1,600
Total Expenses	16,045	53,466	71,382
Net Loss Before Other Expenses	(1,843)	(40,894)	(44,608)
Other Expenses
Interest expense	(2,167)	(1,461)	(3,668)
Net Loss	(4,010)	(42,355)	(48,276)

The accompanying notes are an integral part of these financial statements.

F-3

Eco-logical Concepts, Inc.

(A Development Stage Company)

Statement of Stockholder’s Deficit

For the Period from November 30, 2011 (Inception) to December 31, 2013

					Deficit
					Accumulated
				Additional	During the
	Common Stock			Paid-in	Development
		Amount		Capital	Stage	Total
	Shares	$		$	$	$

Balance – November 30, 2011 (Inception)	–	–		–	–	–
Net loss	–	–		–	(1,911)	(1,911)
Balance – December 31, 2011	–	–		–	(1,911)	(1,911)
Issuance of common stock for debt	250	–	*	25	–	25
Issuance of common stock pursuant to the conversion of convertible debt	50,000,000	5,000		–	–	5,000
Net loss	–	–		–	(42,355)	(42,355)
Balance – December 31, 2012	50,000,250	5,000		25	(44,266)	(39,241)
Net loss	–	–		–	(4,010)	(4,010)
Balance – December 31, 2013	50,000,250	5,000		25	(48,276)	(43,251)

* Less than $1

The accompanying notes are an integral part of these financial statements.

F-4

Eco-logical Concepts, Inc.

(A Development Stage Company)

Statements of Cash Flows

	Year Ended December 31, 2013 $	Year Ended December 31, 2012 $	Period from November 30, 2011 (Inception) to December 31, 2013 $

Cash Flows from Operating Activities
Net loss	(4,010)	(42,355)	(48,276)
Adjustments to reconcile net loss to net cash provided by operating activities:
Provision for doubtful accounts	2,437	–	2,437
Changes in operating assets and liabilities:
Accounts receivable	780	(11,443)	(10,663)
Prepaid expenses	(2,500)	–	(2,500)
Inventory	152	(1,149)	(997)
Accounts payable and accrued liabilities	1,634	14,546	16,180
Accrued interest	1,985	465	2,490
Net Cash Provided by (Used in) Operating Activities	478	(39,936)	(41,329)
Cash Flows from Financing Activities
Advances from related parties	373	10,252	10,625
Proceeds from notes payable	25,317	14,424	41,612
Repayment of notes payable	(17,880)	–	(17,880)
Proceeds from convertible notes payable	–	1,000	20,000
Repayment of convertible notes payable	(4,818)	(4,005)	(8,823)
Net Cash Provided by Financing Activities	2,992	21,671	45,534
Change in Cash	3,470	(18,265)	4,205
Cash - Beginning of Period	735	19,000	–
Cash - End of Period	4,205	735	4,205
Non-cash financing activities:
Common stock issued for debt	–	25	25
Common stock issued pursuant to the conversion of convertible debt	–	5,000	5,000
Supplemental disclosures of cash flow information:
Interest paid	182	995	1,177
Income taxes paid	–	–	–

The accompanying notes are an integral part of these financial statements.

F-5

Eco-logical Concepts, Inc.

(A Development Stage Company)

Notes to the Financial Statements

For the Years Ended December 31, 2013 and 2012

1.	Nature of Operations

Eco-logical Concepts, Inc. (the “Company”) was incorporated in the State of Delaware on November 30, 2011. The Company is a Development Stage Company, as defined by Accounting Standards Codification (“ASC”) 915, Development Stage Entities. The Company’s principal business is the development, production and sale of environmentally focused wastewater products. It currently produces organic tablets and powders to be used regularly and in lieu of harmful chemical cleaning products in grease trap and septic tank systems. The Company intends to generate revenue through the sale of tablets and powders to domestic and international customers in the food and sanitation industries as well as residential consumers.

These financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has not generated significant revenue since inception and has not generated significant earnings. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. As of December 31, 2013, the Company has accumulated losses during the development stage of $48,276 and a working capital deficit of $43,251. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2.	Summary of Significant Accounting Policies

a)	Development Stage

The Company is considered to be a development stage company, as defined by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 915-10, in that the Company is devoting substantially all of its efforts to establishing a new business where planned principal operations have commenced, but no significant revenues have been derived from these operations.

The Company expects to continue to incur losses through commercialization and beyond as it anticipates significant expenditures on continued development and marketing of organic tablets and powders. The Company cannot predict when, if ever, it will become profitable.

b)	Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The Company’s fiscal year-end is December 31.

c)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

d)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

e)	Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are stated at the amount billed to customers and are ordinarily due upon receipt. The Company provides an allowance for doubtful accounts, which is based upon a review of outstanding receivables, historical collection information and existing economic conditions. Provisions for doubtful accounts are recorded when it is deemed probable that the customer will not make the required payments at either the contractual due dates or in the future. At December 31, 2013 and 2012, the Company recognized a provision for doubtful accounts of $2,437 and $nil, respectively.

f)	Inventories

Inventories are stated at the lower of cost or market. Cost is determined on a standard cost basis that approximates the first-in, first-out (FIFO) method. Market is determined based on net realizable value. Appropriate consideration is given to obsolescence, excessive levels, deterioration, and other factors in evaluating net realizable value. At December 31, 2013 and 2012, inventory consisted of water purification tablets and ingredients required to manufacture water purification tablets.

F-6

Eco-logical Concepts, Inc.

(A Development Stage Company)

Notes to the Financial Statements

For the Years Ended December 31, 2013 and 2012

g)	Shipping and Handling Costs

Shipping and handling costs of $718 and $1,407 are included in general and administrative expenses for the years ended December 31, 2013, and 2012, respectively.

h)	Advertising Costs

The Company expenses advertising costs as incurred. Such costs totaled approximately $5,342 and $3,602 for the years ended December 31, 2013, and 2012, respectively.

i)	Fair Value of Financial Instruments

The Company measures and discloses the estimated fair value of financial assets and liabilities using the fair value hierarchy prescribed by US generally accepted accounting principles. The fair value hierarchy has three levels, which are based on reliable available inputs of observable data. The hierarchy requires the use of observable market data when available. The three-level hierarchy is defined as follows:

Level 1 – quoted prices for identical instruments in active markets.

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which significant inputs and significant value drivers are observable in active markets; and.

Level 3 – fair value measurements derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

Financial instruments consist principally of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities, due to related parties, loans payable and convertible notes payable. There were no transfers into or out of “Level 3” during the years ended December 31, 2013 and 2012. The recorded values of all other financial instruments approximate their current fair values because of their nature and respective relatively short maturity dates or durations.

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial statement. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

j)	Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectability is reasonably assured which is typically when title transfers upon shipment.

k)	Research and Development

Research and development costs are expensed as incurred.

l)	Income Taxes

The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

F-7

Eco-logical Concepts, Inc.

(A Development Stage Company)

Notes to the Financial Statements

For the Years Ended December 31, 2013 and 2012

3.	Inventory

Inventory consists of the following:

	December 31, 2013 $	December 31, 2012 $
Raw Materials	92	1,149
Finished Goods	905	–
Total	997	1,149

4.	Related Party Transactions

a)	On December 28, 2011, the Company entered into a Convertible Promissory Note agreement of $5,000 with the President of the Company. On October 27, 2012, the Company issued 50,000,000 shares of common stock upon the conversion of a $5,000 convertible note due to the President of the Company (Note 6(c)).

b)	On October 23, 2012, the Company issued 250 shares of common stock pursuant to the conversion of $25 of debt owed to the President of the Company.

c)	At December 31, 2013 and 2012, the Company was indebted to the President of the Company and a company controlled by the President of the Company for $10,600 and $10,227, respectively for expenses paid on behalf of the Company. The amount is unsecured, non-interest bearing and due on demand.

5.	Loans Payable

Loans payable consist of the following:		December 31, 2013 $	December 31, 2012 $
a)	Loans payable that are unsecured, non-guaranteed, non-interest bearing and due on demand.	3,732	16,295

b)	Note payable which is unsecured, non-guaranteed, and bears interest at 10% per annum. The note is due 60 days following demand. At December 31, 2013, the Company recognized accrued interest of $1,419.	20,000	–
		23,732	16,295

6.	Convertible Notes Payable

a)	On December 22, 2011, the Company entered into two Convertible Promissory Note agreements for an aggregate of $4,000. The Notes bear interest at 10% per annum, and the principal amount and any interest thereon are due 60 days following demand. Pursuant to the agreements, the Notes are convertible into shares of common stock at a conversion price equal to $0.01 per share. At December 31, 2013 and 2012, the Company recognized accrued interest of $795 and $402, respectively. The outstanding balance on the two notes was $4,000 for each of the years ended December 31, 2013 and 2012.

b)	On December 22, 2011, the Company entered into a Convertible Promissory Note agreement for $10,000. The Note bears interest at 10% per annum, and the principal amount and any interest thereon are due 60 days following demand. Pursuant to the agreement, the Note is convertible into shares of common stock at a conversion price equal to $0.01 per share. In addition, as a condition precedent to the right to convert the debt to common stock of the Company, the holder must purchase 3,000,000 shares of common stock at $0.01 per share. On December 27, 2012, the Company repaid $4,005 towards the principal balance and $995 towards accrued interest. On April 19, 2013, the Company repaid $4,818 towards the principal balance and $182 towards accrued interest. At December 31, 2013 and 2012, the Company recognized accrued interest of $80 and $25, respectively. The outstanding balance for the years ended December 31, 2013 and 2012 was $1,177 and $5,995, respectively.

c)	On December 28, 2011, the Company entered into two Convertible Promissory Note agreements for an aggregate of $6,000, of which $5,000 is due to the President of the Company. The Notes bear interest at 10% per annum, and the principal amount and any interest thereon are due 60 days following demand. Pursuant to the agreements, the Notes are convertible into shares of common stock at a conversion price equal to $0.0001 per share. On October 27, 2012, the Company issued 50,000,000 shares of common stock to the President of the Company upon the conversion of the principal amount of $5,000. At December 31, 2013 and 2012, the Company recognized accrued interest of $197 and $99, respectively. The outstanding balance on the two notes was $1,000 for each of the years ended December 31, 2013 and 2012.

F-8

Eco-logical Concepts, Inc.

(A Development Stage Company)

Notes to the Financial Statements

For the Years Ended December 31, 2013 and 2012

7.	Common Stock

a)	On October 23, 2012, the Company issued 250 shares of common stock with a fair value of $25 to settle debt owed to the President of the Company.

b)	On October 27, 2012, the Company issued 50,000,000 shares of common stock upon the conversion of a $5,000 convertible note due to the President of the Company (Note 6(c)).

8.	Concentrations

The Company’s revenues and receivables were concentrated among three customers as of December 31, 2013 and 2012:

2012:

Customer	2013 Revenue	2013 Receivables
1	62%	96%
2	20%	*
3	12%	*

2013:

Customer	2013 Revenue	2013 Receivables
1	53%	81%
2	25%	*
3	16%	*

* not greater than 10%

9.	Income Taxes

The potential benefit of net operating losses have not been recognized in the financial statements because the Company cannot be assured that it is more likely than not that it will utilize the net operating losses carried forward in future years. The Company did not incur any income tax expense for the years ended December 31, 2013 and 2012. At December 31, 2013, approximately $45,800 of federal and state net operating losses were available to the Company to offset future taxable income, which will expire commencing in 2031. Given the short history of the Company and the uncertainty as to the likelihood of future taxable income, the Company has recorded a 100% valuation reserve against the anticipated recovery from the use of the net operating losses created at the inception or generated thereafter. The Company will evaluate the appropriateness of the valuation allowance on an annual basis and adjust the allowance as considered necessary.

10.	Subsequent Events

a)	On May 8, 2014, the Company entered into a Convertible Promissory Note agreement for $25,000. The Note bears interest at 8% per annum, and the principal amount and any interest thereon are due on May 8, 2015. On May 9, 2014, the Company issued 5,000,000 shares of common stock and 200,000 shares of Series A preferred stock upon the conversion of the principal amount of $25,000.

b)	On May 9, 2014, the Company entered into a Plan of Merger and Reorganization (“Merger Agreement”) with On-Air Impact, Inc. (“On-Air”), a Nevada corporation, whereby every 100 shares of common stock of the Company will be converted into 1 share of common stock of On-Air and each share of Series A Convertible preferred stock of the Company will be converted into 1 share of Series B non-convertible preferred stock of On-Air. As a result of the Merger Agreement, stockholders of the Company received 550,003 shares of common stock and 200,000 shares of Series B non-convertible preferred stock of On-Air in exchange for 55,000,250 shares of common stock and 200,000 shares of Series A preferred stock of the Company. The Merger Agreement will be treated as a recapitalization of the Company for financial accounting purposes.

c)	On May 9, 2014, the Company entered into a Master Loan Agreement (the “Loan Agreement”), whereby the lender agreed, from time to time, to purchase from the Company one or more Promissory Notes for the account of the Company, provided, however, that the aggregate principal amount of all Promissory Notes then outstanding shall not exceed the $500,000 and that no Event of Default has occurred and remains uncured. Amounts borrowed under the Loan Agreement are evidenced by an unsecured, non-recourse Promissory Note, bearing interest at a rate of 8% per annum, maturing on the first anniversary date thereof, and may be prepaid by the Company before the maturity date. Amounts borrowed under the Loan Agreement and repaid or prepaid may not be re-borrowed. The Loan Agreement will automatically terminate and be of no further force and effect upon the earlier to occur of (i) the satisfaction of all indebtedness, including the promissory notes and any additional indebtedness issued thereafter, between the Company and the lender and (ii) written termination notice is delivered by the Company or the lender to the other party. On May 9, 2014, the Company borrowed $50,000 under the Loan Agreement.

F-9